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                                                                  EXHIBIT 10.25


         STANDARD INDUSTRIAL/COMMERCIAL MULTI-TENANT LEASE--MODIFIED NET
                   AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION

                                     [LOGO]

1.  Basic Provisions ("Basic Provisions").

    1.1 Parties: This Lease ("Lease"), dated for reference purposes only, November 24, 1997, is made by and between ARE-11025 Roselle Street, LLC, a Delaware limited liability company ("Lessor") and Collateral Therapeutics, Inc., a California corporation ("Lessee"), (collectively the "Parties," or individually a "Party").

    1.2 (a) Premises: That certain portion of the Building, including all improvements therein or to be provided by Lessor under the terms of this Lease, commonly known by the street address of 11025 Roselle Street, located in the City of San Diego, County of San Diego, State of California, with zip code 92121, as outlined on Exhibit A attached hereto ("Premises"). The "Building" is that certain building containing the Premises and generally described as (describe briefly the nature of the Building): Single story building containing approximately 18,532 square feet. In addition to Lessee's rights to use and occupy the Premises as hereinafter specified, Lessee shall have non-exclusive rights to the Common Areas (as defined in Paragraph 2.7 below) as hereinafter specified, but shall not have any rights to the roof, exterior walls or utility raceways of the Building or to any other buildings in the Industrial Center. The Premises, the Building, the Common Areas, the land upon which they are located, along with all other buildings and improvements thereon, are herein collectively referred to as the "Industrial Center." (Also see Paragraph 2.)

    1.2 (b) Parking: See Addendum unreserved vehicle parking spaces ("Unreserved Parking Spaces"); and See Addendum reserved vehicle parking spaces ("Reserved Parking Spaces"). (Also see Paragraph 2.8.)

    1.3 Term: Five years and Zero months ("Original Term") commencing See Addendum ("Commencement Date") and ending See Addendum ("Expiration Date"). (Also see Paragraph 3.)

    1.4 Early Possession: See Addendum ("Early Possession Date"). (Also see Paragraphs 3.2 and 3.3.)

    1.5 Base Rent: $1.65 per rsf per month ("Base Rent"), payable on the first day of each month commencing on the Commencement Date (Also see Paragraph 4.)

[X] If this box is checked, this Lease provides for the Base Rent to be adjusted per Addendum to Lease attached hereto.

    1.6 (a) Base Rent Paid Upon Execution: $18,150 as Base Rent for the period first month.

    1.6 (b) Lessee's Share of Common Area Operating Expenses: 59.36 percent (59.36%) ("Lessee's Share") as determined by [ ] pro rata square footage of the Premises as compared to the total square footage of the Building or [ ] other criteria as described in Addendum ____.

    1.7 Security Deposit: $See Addendum ("Security Deposit"). (Also see Paragraph 5.)

    1.8 Permitted Use: General office use and research and development subject to zoning ordinances, Applicable Laws and existing covenants, conditions & restrictions ("Permitted Use") (Also see Paragraph 6.)

    1.9 Insuring Party. Lessor is the "Insuring Party." (Also see Paragraph 8.)

    1.10 (a) Real Estate Brokers. The following real estate broker(s) (collectively, the "Brokers") and brokerage relationships exist in this transaction and are consented to by the Parties (check applicable boxes):

[X] IPC Commercial Real Estate represents Lessor exclusively
("Lessor's Broker");

[X] IPC Commercial Real Estate represents Lessee exclusively
("Lessee's Broker"); or

[ ] __________________ represents both Lessor and Lessee ("Dual Agency"). (Also see Paragraph 15.)

         (b)  [DELETED]

    1.11 Guarantor. The obligations of the Lessee under this Lease are to be guaranteed by None ("Guarantor"). (Also see Paragraph 37.) ----

    1.12 Addenda and Exhibits. Attached hereto is an Addendum or Addenda consisting of Paragraphs ____ through ____, and Exhibits ____ through ____, all of which constitute a part of this Lease.

2.  Premises, Parking and Common Areas.

    2.1 Letting. Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the Premises, for the term, at the rental, and upon all of the terms, covenants and conditions set forth in this Lease. Unless otherwise provided herein, any statement of square footage set forth in this Lease, or that may have been used in calculating rental and/or Common Area Operating Expenses, is an approximation which Lessor and Lessee agree is reasonable and the rental and Lessee's Share (as defined in Paragraph 1.6(b)) based thereon is not subject to revision whether or not the actual square footage is more or less.

    2.2  [DELETED]

    2.3  [DELETED]

    2.4 Acceptance of Premises. Lessee hereby acknowledges: (a) that it has been advised by the Broker(s) to satisfy itself with respect to the condition of the Premises (including but not limited to the electrical and fire sprinkler systems, security, environmental aspects, seismic and earthquake requirements, and compliance with the Americans with Disabilities Act and applicable zoning, municipal, county, state and federal laws, ordinances and regulations and any covenants or restrictions of record (collectively, "Applicable Laws") and the present and future suitability of the Premises for Lessee's intended use; (b) that Lessee has made such investigation as it deems necessary with reference to such matters, is satisfied with reference thereto, and assumes all responsibility therefore as the same relate to Lessee's occupancy of the Premises and/or the terms of this Lease; and (c) that neither Lessor, nor any of Lessor's agents, has made any oral or written representations or warranties with respect to said matters other than as set forth in this Lease.

    2.5  [DELETED]

    2.6 Vehicle Parking. Lessee shall be entitled to use the number of Unreserved Parking Spaces and Reserved Parking Spaces specified in Paragraph 1.2(b) on those portions of the Common Areas designated from time to time by Lessor for parking. Lessee shall not use more parking spaces than said number Said parking spaces shall be used for parking by vehicles no larger than full-size passenger automobiles or pick-up trucks, herein called "Permitted Size Vehicles." Vehicles other than Permitted Size Vehicles shall be parked and loaded or unloaded as directed by Lessor in the Rules and Regulations (as defined in Paragraph 40) issued by Lessor.
(Also see Paragraph 2.9.)

         (a) Lessee shall not permit or allow any vehicles that belong to or are controlled by Lessee or Lessee's employees, suppliers, shippers, customers, contractors or invitees to be loaded, unloaded, or parked in areas other than those designated by Lessor for such activities.

         (b) If Lessee permits or allows any of the prohibited activities described in this Paragraph 2.6, then Lessor shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove or tow away the vehicle involved and charge the cost to Lessee, which cost shall be immediately payable upon demand by Lessor.

         (c) Lessor shall at the Commencement Date of this Lease, provide the parking facilities required by Applicable Law.

    2.7 Common Areas - Definition. The term "Common Areas" is defined as all areas and facilities outside the Premises and within the exterior boundary line of the Industrial Center and interior utility raceways within the Premises that are provided and designated by the Lessor from time to time for the general non-exclusive use of Lessor, Lessee and other lessees of the Industrial Center and their respective employees, suppliers, shippers, customers, contractors and invitees, including parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, driveways and landscaped areas.


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    2.8 Common Areas - Lessee's Rights. Lessor hereby grants to Lessee, for the benefit of Lessee and its employees, suppliers, shippers, contractors, customers and invitees, during the term of this Lease, the non-exclusive right to use, in common with others entitled to such use, the Common Areas as they exist from time to time, subject to any rights, powers, and privileges reserved by Lessor under the terms hereof or under the terms of any rules and regulations or restrictions governing the use of the Industrial Center. Under no circumstances shall the right herein granted to use the Common Areas be deemed to include the right to store any property, temporarily or permanently, in the Common Areas. Any such storage shall be permitted only by the prior written consent of Lessor or Lessor's designated agent, which consent may be revoked at any time. In the event that any unauthorized storage shall occur then Lessor shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove the property and charge the cost to Lessee, which cost shall be immediately payable upon demand by Lessor.

    2.9 Common Areas - Rules and Regulations. Lessor or such other person(s) as Lessor may appoint shall have the exclusive control and management of the Common Areas and shall have the right, from time to time, to establish, modify, amend and enforce reasonable Rules and Regulations with respect thereto in accordance with Paragraph 40. Lessee agrees to abide by and conform to all such Rules and Regulations, and to cause its employees, suppliers, shippers, customers, contractors and invitees to so abide and conform. Lessor shall not be responsible to Lessee for the non-compliance with said rules and regulations by other lessees of the Industrial Center.

    2.10 Common Areas - Changes. Lessor shall have the right, in Lessor's sole discretion, from time to time:

         (a) To make changes to the Common Areas, including, without limitation, changes in the location, size, shape and number of driveways, entrances, parking spaces, parking areas, loading and unloading areas, ingress, egress, direction of traffic, landscaped areas, walkways and utility raceways;

         (b) To close temporarily any of the Common Areas for maintenance purposes so long as reasonable access to the Premises remains available;

         (c) To designate other land outside the boundaries of the Industrial Center to be a part of the Common Areas;

         (d) To add additional buildings and improvements to the Common Areas;

         (e) To use the Common Areas while engaged in making additional improvements, repairs or alterations to the Industrial Center, or any portion thereof; and

         (f) To do and perform such other acts and make such other changes in, to or with respect to the Common Areas and Industrial Center as Lessor may, in the exercise of sound business judgment, deem to be appropriate.

3.  Term.

    3.1 Term. The Commencement Date, Expiration Date and Original Term of this Lease are as specified in Paragraph 1.3.

    3.2 Early Possession. If an Early Possession Date is specified in Paragraph
1.4 and if Lessee totally or partially occupies the Premises after the Early Possession Date but prior to the Commencement Date, the obligation to pay Base Rent shall be abated for the period of such early occupancy. All other terms of this Lease, however, (including but not limited to the obligations to pay Lessee's Share of Common Area Operating Expenses and to carry the insurance required by Paragraph 8) shall be in effect during such period. Any such early possession shall not affect nor advance the Expiration Date of the Original Term.

    3.3 Delay in Possession. If for any reason Lessor cannot deliver possession of the Premises to Lessee by the Early Possession Date, if one is specified in Paragraph 1.4, or if no Early Possession Date is specified, by the Commencement Date, Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease, or the obligations of Lessee hereunder, or extend the term hereof, but in such case, Lessee shall not, except as otherwise provided herein, be obligated to pay rent or perform any other obligation of Lessee under the terms of this Lease until Lessor delivers possession of the Premises to Lessee. If possession of the Premises is not delivered to Lessee within sixty (60) days after the Commencement Date, Lessee may, at its option, by notice in writing to Lessor within ten (10) days after the end of said sixty (60) day period, cancel this Lease, in which event the parties shall be discharged from all obligations hereunder; provided further, however, that if such written notice of Lessee is not received by Lessor within said ten (10) day period, Lessee's right to cancel this Lease hereunder shall terminate and be of no further force or effect. Except as may be otherwise provided, and regardless of when the Original Term actually commences, if possession is not tendered to Lessee when required by this Lease and Lessee does not terminate this Lease, as aforesaid, the period free of the obligation to pay Base Rent, if any, that Lessee would otherwise have enjoyed shall run from the date of delivery of possession and continue for a period equal to the period during which the Lessee would have otherwise enjoyed under the terms hereof, but minus any days of delay caused by the acts, changes or omissions of Lessee.

4.  Rent.

    4.1 Base Rent. Lessee shall pay Base Rent and other rent or charges, as the same may be adjusted from time to time, to Lessor in lawful money of the United States, without offset or deduction, on or before the day on which it is due under the terms of this Lease. Base Rent and all other rent and charges for any period during the term hereof which is for less than one full month shall be prorated based upon the actual number of days of the month involved. Payment of Base Rent and other charges shall be made to Lessor at its address stated herein or to such other persons or at such other addresses as Lessor may from time to time designate in writing to Lessee.

    4.2 Common Area Operating Expenses. Lessee shall pay to Lessor during the term hereof, in addition to the Base Rent, Lessee's Share (as specified in Paragraph 1.6(b)) of all Common Area Operating Expenses, as hereinafter defined, during each calendar year of the term of this Lease, in accordance with the following provisions:

         (a) "Common Area Operating Expenses" are defined, for purposes of this Lease, as all costs incurred by Lessor relating to the ownership and operation of the Industrial Center, including, but not limited to, the following:

            (i) The operation, repair and maintenance, in neat, clean, good order and condition, of the following:

                  (aa) The Common Areas, including parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, driveways, landscaped areas, striping, bumpers, irrigation systems, Common Area lighting facilities, fences and gates, elevators and roof.

                  (bb) Exterior signs and any tenant directories.

                  (cc) Fire detection and sprinkler systems.

            (ii) The cost of water, gas, electricity and telephone to service the Common Areas.

            (iii) Trash disposal, property management and security services and the costs of any environmental inspections.

            (iv) Reserves set aside for maintenance and repair of Common Areas.

            (v) Real Property Taxes (as defined in Paragraph 10.2) to be paid by Lessor for the Building and the Common Areas under Paragraph 10 hereof.

            (vi) The cost of the premiums for the insurance policies maintained by Lessor under Paragraph 8 hereof.

            (vii) Any deductible portion of an insured loss concerning the Building or the Common Areas.

            (viii) Any other services to be provided by Lessor that are stated elsewhere in this Lease to be a Common Area Operating Expense.

         (b) Any Common Area Operating Expenses and Real Property Taxes that are specifically attributable to the Building or to any other building in the Industrial Center or to the operation, repair and maintenance thereof, shall be allocated entirely to the Building or to such other building. However, any Common Area Operating Expenses and Real Property Taxes that are not specifically attributable to the Building or to any other building or to the operation, repair and maintenance thereof, shall be equitably allocated by Lessor to all buildings in the Industrial Center.

         (c) The inclusion of the improvements, facilities and services set forth in Subparagraph 4.2(a) shall not be deemed to impose any obligation upon Lessor to either have said improvements or facilities or to provide those services unless the Industrial Center already has the same, Lessor already provides the services, or Lessor has agreed elsewhere in this Lease to provide the same or some of them.

         (d) Lessee's Share of Common Area Operating Expenses shall be payable by Lessee within ten (10) days after a reasonably detailed statement of actual expenses is presented to Lessee by Lessor. At Lessor's option, however, an amount may be estimated by Lessor from time to time of Lessee's Share of annual Common Area Operating Expenses and the same shall be payable monthly or quarterly, as Lessor shall designate, during each 12-month period of the Lease term, on the same day as the Base Rent is due hereunder. Lessor shall deliver to Lessee within sixty (60) days after the expiration of each calendar year a reasonably detailed statement showing Lessee's Share of the actual Common Area Operating Expenses incurred during the preceding year. If Lessee's payments under this Paragraph 4.2(d) during said preceding year exceed Lessee's Share as indicated on said statement, Lessee shall be credited the amount of such over-payment against

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Lessee's Share of Common Area Operating Expenses next becoming due. If Lessee's payments under this Paragraph 4.2(d) during said preceding year were less than Lessee's Share as indicated on said statement, Lessee shall pay to Lessor the amount of the deficiency within ten (10) days after delivery by Lessor to Lessee of said statement.

5. Security Deposit. Lessee shall deposit with Lessor upon Lessee's execution hereof the Security Deposit set forth in Paragraph 1.7 as security for Lessee's faithful performance of Lessee's obligations under this Lease. If Lessee fails to pay Base Rent or other rent or charges due hereunder, or otherwise Defaults under this Lease (as defined in Paragraph 13.1), Lessor may use, apply or retain all or any portion of said Security Deposit for the payment of any amount due Lessor or to reimburse or compensate Lessor for any liability, cost, expense, loss or damage (including attorneys' fees) which Lessor may suffer or incur by reason thereof. If Lessor uses or applies all or any portion of said Security Deposit, Lessee shall within ten (10) days after written request therefore deposit monies with Lessor sufficient to restore said Security Deposit to the full amount required by this Lease. Any time the Base Rent increases during the term of this Lease, Lessee shall, upon written request from Lessor, deposit additional monies with Lessor as an addition to the Security Deposit so that the total amount of the Security Deposit shall at all times bear the same proportion to the then current Base Rent as the initial Security Deposit bears to the initial Base Rent set forth in Paragraph 1.5. Lessor shall not be required to keep all or any part of the Security Deposit separate from its general accounts. Lessor shall, at the expiration or earlier termination of the term hereof and after Lessee has vacated the Premises, return to Lessee (or, at Lessor's option, to the last assignee, if any, of Lessee's interest herein), that portion of the Security Deposit not used or applied by Lessor. Unless otherwise expressly agreed in writing by Lessor, no part of the Security Deposit shall be considered to be held in trust, to bear interest or other increment for its use, or to be prepayment for any monies to be paid by Lessee under this Lease.

6.  Use.

    6.1  Permitted Use.

         (a) Lessee shall use and occupy the Premises only for the Permitted Use set forth in Paragraph 1.8, or any other legal use which is reasonably comparable thereto, and for no other purpose. Lessee shall not use or permit the use of the Premises in a manner that is unlawful, creates waste or a nuisance, or that disturbs owners and/or occupants of, or causes damage to the Premises or neighboring premises or properties.

         (b) Lessor hereby agrees to not unreasonably withhold or delay its consent to any written request by Lessee, Lessee's assignees or subtenants, and by prospective assignees and subtenants of Lessee, its assignees and subtenants, for a modification of said Permitted Use, so long as the same will not impair the structural integrity of the improvements on the Premises or in the Building or the mechanical or electrical systems therein, does not conflict with uses by other lessees, is not significantly more burdensome to the Premises or the Building and the improvements thereon, and is otherwise permissible pursuant to this Paragraph 6. If Lessor elects to withhold such consent, Lessor shall within five (5) business days after such request give a written notification of same, which notice shall include an explanation of Lessor's reasonable objections to the change in use.

    6.2  DELETED

    6.3 Lessee's Compliance with Requirements. Lessee shall, at Lessee's sole cost and expense, fully, diligently and in a timely manner, comply with all "Applicable Requirements," which term is used in this Lease to mean all laws, rules, regulations, ordinances, directives, covenants, easements and restrictions of record, permits, the requirements of any applicable fire insurance underwriter or rating bureau, and the recommendations of Lessor's engineers and/or consultants, relating in any manner to the Premises (including but not limited to matters pertaining to (i) industrial hygiene, (ii) environmental conditions on, in, under or about the Premises, including soil and groundwater conditions, and (iii) the use, generation, manufacture, production, installation, maintenance, removal, transportation, storage, spill, or release of any Hazardous Substance), now in effect or which may hereafter come into effect. Lessee shall, within five (5) days after receipt of Lessor's written request, provide Lessor with copies of all documents and information, including but not limited to permits, registrations, manifests, applications, reports and certificates, evidencing Lessee's compliance with any Applicable Requirements specified by Lessor, and shall immediately upon receipt, notify Lessor in writing (with copies of any documents involved) of any threatened or actual claim, notice, citation, warning, complaint or report pertaining to or involving failure by Lessee or the Premises to comply with any Applicable Requirements.

    6.4 Inspection; Compliance with Law. Lessor, Lessor's agents, employees, contractors and designated representatives, and the holders of any mortgages, deeds of trust or ground leases on the Premises ("Lenders") shall have the right to enter the Premises at any time in the case of an emergency, and otherwise at reasonable times, for the purpose of inspecting the condition of the Premises and for verifying compliance by Lessee with this Lease and all Applicable Requirements (as defined in Paragraph 6.3), and Lessor shall be entitled to employ experts and/or consultants in connection therewith to advise Lessor with respect to Lessee's activities, including but not limited to Lessee's installation, operation, use, monitoring, maintenance, or removal of any Hazardous Substance on or from the Premises. The costs and expenses of any such inspections shall be paid by the party requesting same, unless a Default or Breach of this Lease by Lessee or a violation of Applicable Requirements or a contamination, caused or materially contributed to by Lessee, is found to exist or to be imminent, or unless the inspection is requested or ordered by a governmental authority as the result of any such existing or imminent violation or contamination. In such case, Lessee shall upon request reimburse Lessor or Lessor's Lender, as the case may be, for the costs and expenses of such inspections.

7. Maintenance, Repairs, Utility Installations, Trade Fixtures and Alterations.

         7.1 Lessee's Obligations.

         (a) Subject to the provisions of Paragraphs 2.2 (Condition), 2.3 (Compliance with Covenants, Restrictions and Building Code), 7.2 (Lessor's Obligations, 9 (Damage or Destruction), and 14 (Condemnation), Lessee shall, at Lessee's sole cost and expense and at all times, keep the Premises and every part thereof in good order, condition and repair (whether or not such portion of the Premises requiring repair, or the means of repairing the same, are reasonably or readily accessible to Lessee, and whether or not the need for such repairs occurs as a result of Lessee's use, any prior use, the elements or the age of such portion of the Premises), including, without limiting the generality of the foregoing, all equipment or facilities specifically serving the Premises, such as plumbing, heating, air conditioning, ventilating, electrical, lighting facilities, boilers, fired or unfired pressure vessels, fire hose connections if within the Premises, fixtures, interior walls, interior surfaces of exterior walls, ceilings, floors, windows, doors, plate glass, and skylights, but excluding any items which are the responsibility of Lessor pursuant to Paragraph
7.2 below. Lessee, in keeping the Premises in good order, condition and repair, shall exercise and perform good maintenance practices. Lessee's obligations shall include restorations, replacements or renewals when necessary to keep the Premises and all improvements thereon or a part thereof in good order, condition and state of repair.

         (b) Lessee shall, at Lessee's sole cost and expense, procure and maintain a contract, with copies to Lessor, in customary form and substance for and with a contractor specializing and experienced in the inspection, maintenance and service of the heating, air conditioning and ventilation system for the Premises.
[Remainder of paragraph deleted.]

         (c) If Lessee fails to perform Lessee's obligations under this Paragraph 7.1, Lessor may enter upon the Premises after ten (10) days' prior written notice to Lessee (except in the case of an emergency, in which case no notice shall be required), perform such obligations on Lessee's behalf, and put the Premises in good order, condition and repair, in accordance with Paragraph
13.2 below.

    7.2 Lessor's Obligations. Subject to the provisions of Paragraphs 2.2 (Condition), 2.3 (Compliance with Covenants, Restrictions and Building Code),
4.2 (Common Area Operating Expenses), 6 (Use), 7.1 (Lessee's Obligations), 9 (Damage or Destruction) and 14 (Condemnation), Lessor, subject to reimbursement pursuant to Paragraph 4.2, shall keep in good order, condition and repair the foundations, exterior walls, structural condition of interior bearing walls, exterior roof, fire sprinkler and/or standpipe and hose (if located in the Common Areas) or other automatic fire extinguishing system including fire alarm and/or smoke detection systems and equipment, fire hydrants, parking lots, walkways, parkways, driveways, landscaping, fences, signs and utility systems serving the Common Areas and all parts thereof, as well as providing the services for which there is a Common Area Operating Expense pursuant to Paragraph 4.2. Lessor shall not be obligated to paint the exterior or interior surfaces of exterior walls nor shall Lessor be obligated to maintain, repair or replace windows, doors or plate glass of the Premises. Lessee expressly waives the benefit of any statute now or hereafter in effect which would otherwise afford Lessee the right to make repairs at Lessor's expense or to terminate this Lease because of Lessor's failure to keep the Building, Industrial Center or Common Areas in good order, condition and repair.

    7.3  Utility Installations, Trade Fixtures, Alterations.

         (a) Definitions; Consent Required. The term "Utility Installations" is used in this Lease to refer to all air lines, power panels, electrical distribution, security, fire protection systems, communications systems, lighting fixtures, heating, ventilating and air conditioning equipment, plumbing, and fencing in, on or about the Premises. The term "Trade Fixtures" shall mean Lessee's machinery and equipment which can be removed without doing material damage to the Premises. The term "Alterations" shall mean any modification of the improvements on the Premises which are provided by Lessor under the terms of this Lease, other than


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Utility Installations or Trade Fixtures. "Lessee-Owned Alterations and/or
Utility Installations" are defined as Alterations and/or Utility Installations made by Lessee that are not yet owned by Lessor pursuant to Paragraph 7.4(a). Lessee shall not make nor cause to be made any Alterations or Utility Installations in, on, under or about the Premises without Lessor's prior written consent. Lessee may, however, make non-structural Utility Installations to the interior of the Premises (excluding the roof) without Lessor's consent but upon notice to Lessor, so long as they are not visible from the outside of the Premises, do not involve puncturing, relocating or removing the roof or any existing walls, or changing or interfering with the fire sprinkler or fire detection systems and the cumulative cost thereof during the term of this Lease as extended does not exceed $2,500.00.

         (b) Consent. Any Alterations or Utility Installations that Lessee shall desire to make and which require the consent of the Lessor shall be presented to Lessor in written form with detailed plans. All consents given by Lessor, whether by virtue of Paragraph 7.3(a) or by subsequent specific consent, shall be deemed conditioned upon: (i) Lessee's acquiring all applicable permits required by governmental authorities; (ii) the furnishing of copies of such permits together with a copy of the plans and specifications for the Alteration or Utility Installation to Lessor prior to commencement of the work thereon; and
(iii) the compliance by Lessee with all conditions of said permits in a prompt and expeditious manner. Any Alterations or Utility Installations by Lessee during the term of this Lease shall be done in a good and workmanlike manner, with good and sufficient materials, and be in compliance with all Applicable Requirements. Lessee shall promptly upon completion thereof furnish Lessor with as-built plans and specifications therefor. Lessor may, (but without obligation to do so) condition its consent to any requested Alteration or Utility Installation that costs $2,500.00 or more upon Lessee's providing Lessor with a lien and completion bond in an amount equal to one and one-half times the estimated cost of such Alteration or Utility Installation.

         (c) Lien Protection. Lessee shall pay when due all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use on the Premises, which claims are or may be secured by any mechanic's or materialmen's lien against the Premises or any interest therein. Lessee shall give Lessor not less than ten (10) days' notice prior to the commencement of any work in, on, or about the Premises, and Lessor shall have the right to post notices of non- responsibility in or on the Premises as provided by law. If Lessee shall, in good faith, contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense, defend and protect itself, Lessor and the Premises against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against the Lessor or the Premises. If Lessor shall require, Lessee shall furnish to Lessor a surety bond satisfactory to Lessor in an amount equal to one and one-half times the amount of such contested lien claim or demand, indemnifying Lessor against liability for the same, as required by law for the holding of the Premises free from the effect of such lien or claim. In addition, Lessor may require Lessee to pay Lessor's attorneys' fees and costs in participating in such action if Lessor shall decide it is to its best interest to do so.

    7.4  Ownership, Removal, Surrender, and Restoration.

         (a) Ownership. Subject to Lessor's right to require their removal and to cause Lessee to become the owner thereof as hereinafter provided in this Paragraph 7.4, all Alterations and Utility Installations made to the Premises by Lessee shall be the property of and owned by Lessee, but considered a part of the Premises. Lessor may, at any time and at its option, elect in writing to Lessee to be the owner of all or any specified part of the Lessee-Owned Alterations and Utility Installations. Unless otherwise instructed per Subparagraph 7.4(b) hereof, all Lessee-Owned and Utility Installations shall, at the expiration or earlier termination of this Lease, become the property of Lessor and remain upon the Premises and be surrendered with the Premises by Lessee.

         (b) Removal. Unless otherwise agreed in writing, Lessor may require that any or all Lessee-Owned Alterations or Utility Installations be removed by the expiration or earlier termination of this Lease, notwithstanding that their installation may have been consented to by Lessor. Lessor may require the removal at any time of all or any part of any Alterations or Utility Installations made without the required consent of Lessor.

         (c) Surrender/Restoration. Lessee shall surrender the Premises by the end of the last day of the Lease term or any earlier termination date, clean and free of debris and in good operating order, condition and state of repair, ordinary wear and tear excepted. Ordinary wear and tear shall not include any damage or deterioration that would have been prevented by good maintenance practice or by Lessee performing all of its obligations under this Lease. Except as otherwise agreed or specified herein, the Premises, as surrendered, shall include the Alterations and Utility Installations. The obligation of Lessee shall include the repair of any damage occasioned by the installation, maintenance or removal of Lessee's Trade Fixtures, furnishings, equipment, and Lessee-Owned Alterations and Utility Installations, as well as the removal of any storage tank installed by or for Lessee, and the removal, replacement, or remediation of any soil, material or ground water contaminated by Lessee, all as may then be required by Applicable Requirements and/or good practice. Lessee's Trade Fixtures shall remain the property of Lessee and shall be removed by Lessee subject to its obligation to repair and restore the Premises per this Lease.

8.  Insurance; Indemnity.

    8.1 Payment of Premiums. The cost of the premiums for the insurance policies maintained by Lessor under this Paragraph 8 shall be a Common Area Operating Expense pursuant to Paragraph 4.2 hereof. Premiums for policy periods commencing prior to, or extending beyond, the term of this Lease shall be prorated to coincide with the corresponding Commencement Date or Expiration Date.

    8.2  Liability Insurance.

         (a) Carried by Lessee. Lessee shall obtain and keep in force during the term of this Lease a Commercial General Liability policy of insurance protecting Lessee, Lessor and any Lender(s) whose names have been provided to Lessee in writing (as additional insureds) against claims for bodily injury, personal injury and property damage based upon, involving or arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be on an occurrence basis providing single limit coverage in an amount not less than $1,000,000 per occurrence with an "Additional Insured-Managers or Lessors of Premises" endorsement and contain the "Amendment of the Pollution Exclusion" endorsement for damage caused by heat, smoke or fumes from a hostile fire. The policy shall not contain any intra-insured exclusions as between insured persons or organizations, but shall include coverage for liability assumed under this Lease as an "Insured contract" for the performance of Lessee's indemnity obligations under this Lease. The limits of said insurance required by this Lease or as carried by Lessee shall not, however, limit the liability of Lessee nor relieve Lessee of any obligation hereunder. All insurance to be carried by Lessee shall be primary to and not contributory with any similar insurance carried by Lessor, whose insurance shall be considered excess insurance only.

         (b) Carried by Lessor. Lessor shall also maintain liability insurance described in Paragraph 8.2(a) above, in addition to and not in lieu of, the insurance required to be maintained by Lessee. Lessee shall not be named as an additional insured therein.

    8.3  Property Insurance-Building, Improvements and Rental Value.

         (a) Building and Improvements. Lessor shall obtain and keep in force during the term of this Lease a policy or policies in the name of Lessor, with loss payable to Lessor and to any Lender(s), insuring against loss or damage to the Premises. Such insurance shall be for full replacement cost, as the same shall exist from time to time, or the amount required by any Lender(s), but in no event more than the commercially reasonable and available insurable value thereof of if, by reason of the unique nature or age of the improvements involved, such latter amount is less than full replacement cost. Lessee-Owned Alterations and Utilities Installations, Trade Fixtures and Lessee's personal property shall be insured by Lessee pursuant to Paragraph 8.4. If the coverage is available and commercially appropriate, Lessor's policy or policies shall insure against all risks of direct physical loss or damage (except the perils of flood and/or earthquake unless required by a Lender), including coverage for any additional costs resulting from debris removal and reasonable amounts of coverage for the enforcement of any ordinance or law regulating the reconstruction or replacement of any undamaged sections of the Building required to be demolished or removed by reason of the enforcement of any building, zoning, safety or land use laws as the result of a covered loss, but not including plate glass insurance. Said policy or policies shall also contain an agreed valuation provision in lieu of any co-insurance clause, waiver of subrogation, and inflation guard protection causing an increase in the annual property insurance coverage amount by a factor of not less than the adjusted U.S. Department of Labor Consumer Price Index for All Urban Consumers for the city nearest to where the Premises are located.

         (b) Rental Value. Lessor shall also obtain and keep in force during the term of this Lease a policy or policies in the name of Lessor, with loss payable to Lessor and any Lender(s), insuring the loss of the full rental and other charges payable by all lessees of the Building to Lessor for one year (including all Real Property Taxes, Insurance Costs, all Common Area Operating Expenses and any scheduled rental increases). Said insurance may provide that in the event the Lease is terminated by reason of an insured loss, the period of indemnity for such coverage shall be extended beyond the date of the completion of repairs or replacement of the Premises, to provide for one full year's loss of rental revenues from the date of any such loss. Said insurance shall contain an agreed valuation provision in lieu of any co-insurance clause, and the amount of coverage shall be adjusted annually to reflect the projected rental income, Real Property Taxes, insurance premium costs and other expenses, if any, otherwise payable, for the next 12-month period. Common Area Operating Expenses shall include any deductible amount in the event of such loss.


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         (c) Adjacent Premises. Lessee shall pay for any increase in the premiums for the property insurance of the Building and for the Common Areas or other buildings in the Industrial Center if said increase is caused by Lessee's acts, omissions, use or occupancy of the Premises.

         (d) Lessee's Improvements. Since Lessor is the Insuring Party, Lessor shall not be required to insure Lessee-Owned Alterations and Utility Installations unless the item in question has become the property of Lessor under the terms of this Lease.

    8.4 Lessee's Property Insurance. Subject to the requirements of Paragraph 8.5, Lessee at its cost shall either by separate policy or, at Lessor's option, by endorsement to a policy already carried, maintain insurance coverage on all of Lessee's personal property, Trade Fixtures and Lessee-Owned Alterations and Utility Installations in, on, or about the Premises similar in coverage to that carried by Lessor as the Insuring Party under Paragraph 8.3(a). Such insurance shall be full replacement cost coverage with a deductible not to exceed $1,000 per occurrence. The proceeds from any such insurance shall be used by Lessee for the replacement of personal property and the restoration of Trade Fixtures and Lessee-Owned Alterations and Utility Installations. Upon request from Lessor, Lessee shall provide Lessor with written evidence that such insurance is in force.

    8.5 Insurance Policies. Insurance required hereunder shall be in companies duly licensed to transact business in the state where the Premises are located, and maintaining during the policy term a "General Policyholders Rating" of at least B+, V, or such other rating as may be required by a Lender, as set forth in the most current issue of "Best's Insurance Guide." Lessee shall not do or permit to be done anything which shall invalidate the insurance policies referred to in this Paragraph 8. Lessee shall cause to be delivered to Lessor, within seven (7) days after the earlier of the Early Possession Date or the Commencement Date, certified copies of, or certificates evidencing the existence and amounts of, the insurance required under Paragraph 8.2(a) and 8.4. No such policy shall be cancellable or subject to modification except after thirty (30) days' prior written notice to Lessor. Lessee shall at least thirty (30) days prior to the expiration of such policies, furnish Lessor with evidence of renewals or "insurance binders" evidencing renewal thereof, or Lessor may order such insurance and charge the cost thereof to Lessee, which amount shall be payable by Lessee to Lessor upon demand.

    8.6 Waiver of Subrogation. Without affecting any other rights or remedies, Lessee and Lessor each hereby release and relieve the other, and waive their entire right to recover damages (whether in contract or in tort) against the other, for loss or damage to their property arising out of or incident to the perils required to be insured against under Paragraph 8. The effect of such releases and waivers of the right to recover damages shall not be limited by the amount of insurance carried or required, or by any deductibles applicable thereto. Lessor and Lessee agree to have their respective insurance companies issuing property damage insurance waive any right to subrogation that such companies may have against Lessor to Lessee, as the case may be, so long as the insurance is not invalidated thereby.

    8.7 Indemnity. Except for Lessor's negligence and/or breach of express warranties, Lessee shall indemnify, protect, defend and hold harmless the Premises, Lessor and its agents, Lessor's master or ground lessor, partners and Lenders, from and against any and all claims, loss of rents and/or damages, costs, liens, judgments, penalties, loss of permits, attorneys' and consultants' fees, expenses and/or liabilities arising out of, involving, or in connection with, the occupancy of the Premises by Lessee, the conduct of Lessee's business, any act, omission or neglect of Lessee, its agents, contractors, employees or invitees, and out of any Default or Breach by Lessee in the performance in a timely manner of any obligation on Lessee's part to be performed under this Lease. The foregoing shall include, but not be limited to, the defense or pursuit of any claim or any action or proceeding involved therein, and whether or not (in the case of claims made against Lessor) litigated and/or reduced to judgment. In case any action or proceeding be brought against Lessor by reason of any of the foregoing matters, Lessee upon notice from Lessor shall defend the same at Lessee's expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense. Lessor need not have first paid any such claim in order to be so indemnified.

    8.8 Exemption of Lessor from Liability. Lessor shall not be liable for injury or damage to the person or goods, wares, merchandise or other property of Lessee, Lessee's employees, contractors, invitees, customers, or any other person in or about the Premises, whether such damage or injury is caused by or results form fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, fire sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether said injury or damage results from conditions arising upon the Premises or upon other portions of the Building of which the Premises are a part, from other sources or places, and regardless of whether the cause of such damage or injury or the means of repairing the same is accessible or not. Lessor shall not be liable for any damages arising from any act or neglect of any other lessee of Lessor nor from the failure by Lessor to enforce the provisions of any other lease in the Industrial Center. Notwithstanding Lessor's negligence or breach of this Lease, Lessor shall under no circumstances be liable for injury to Lessee's business or for any loss of income or profit therefrom.

9.  Damage or Destruction.

    9.1 Definitions.

         (a) "Premises Partial Damage" shall mean damage or destruction to the Premises, other than Lessee-Owned Alterations and Utility Installations, the repair cost of which damage or destruction is less than fifty percent (50%) of the then Replacement Cost (as defined in Paragraph 9.1(d)) of the Premises (excluding Lessee- Owned Alterations and Utility Installations and Trade Fixtures) immediately prior to such damage or destruction.

         (b) "Premises Total Destruction" shall mean damage or destruction to the Premises, other than Lessee-Owned Alterations and Utility Installations, the repair cost of which damage or destruction is less than fifty percent (50%) or more of the then Replacement Cost of the Premises (excluding Lessee-Owned Alterations and Utility Installations and Trade Fixtures) immediately prior to such damage or destruction. In addition, damage or destruction to the Building, other than Lessee- Owned Alterations and Utility Installations and Trade Fixtures of any lessees of the Building, the cost of which damage or destruction is fifty percent (50%) or more of the then Replacement Cost (excluding Lessee-Owned Alterations and Utility Installations and Trade Fixtures of any lessees of the Building) of the Building shall, at the option of Lessor, be deemed to be Premises Total Destruction.

         (c) "Insured Less" shall mean damage or destruction to the Premises, other than Lessee-Owned Alterations and Utility Installations and Trade Fixtures, which was caused by an event required to be covered by the insurance described in Paragraph 8.3(a) irrespective of any deductible amounts or coverage limits involved.

         (d) "Replacement Cost" shall mean the cost to repair or rebuild the improvements owned by Lessor at the time of the occurrence to their condition existing immediately prior thereto, including demolition, debris removal and upgrading required by the operation of applicable building codes, ordinances or laws, and without deduction for depreciation.

         (e) "Hazardous Substance Condition" shall mean the occurrence or discovery of a condition involving the presence of,or a contamination by, a Hazardous Substance as defined in Paragraph 6.2(a), in, on, or under the Premises.

    9.2 Premises Partial Damage - Insured Loss. If Premises Partial Damage that is an Insured Loss occurs, then Lessor shall, at Lessor's expense, repair such damage (but not Lessee's Trade Fixtures or Lessee-Owned Alterations and Utility Installations) as soon as reasonably possible and this Lease shall continue in full force and effect. In the event, however, that there is a shortage of insurance proceeds and such shortage is due to the fact that, by reason of the unique nature of the improvements in the Premises, full replacement cost insurance coverage was not commercially reasonable and available, Lessor shall have no obligation to pay for the shortage in insurance proceeds or to fully restore the unique aspects of the Premises unless Lessee provides Lessor with the funds to cover same, or adequate assurance thereof, within ten (10) days following receipt of written notice of such shortage and request therefor. If Lessor receives said funds or adequate assurance thereof within said ten (10) day period, Lessor shall complete them as soon as reasonably possible and this Lease shall remain in full force and effect. If Lessor does not receive such funds or assurance within said period, Lessor may nevertheless elect by written notice to Lessee within ten (10) days thereafter to make such restoration and repair as is commercially reasonable with Lessor paying any shortage in proceeds, in which case this Lease shall remain in full force and effect. If Lessor does not receive such funds or assurance within such ten (10) day period, and if Lessor does not so elect to restore and repair, then this Lease shall terminate sixty (60) days following the occurrence of the damage or destruction. Unless otherwise agreed, Lessee shall in no event have any right to reimbursement from Lessor for any funds contributed by Lessee to repair any such damage or destruction. Premises Partial Damage due to flood or earthquake shall be subject to Paragraph 9.3 rather than Paragraph 9.2, notwithstanding that there may be some insurance coverage, but the net proceeds of any such insurance shall be made available for the repairs if made by either Party.

    9.3 Partial Damage - Uninsured Loss. If Premises Partial Damage that is not an Insured Loss occurs, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense and this Lease shall continue in full force and effect), Lessor may at Lessor's option, either
(i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) give written notice to Lessee within thirty (30) days after receipt by Lessor of knowledge of the occurrence of such damage of Lessor's desire to terminate this Lease as of the date sixty (60) days following the date of such notice. In the event Lessor elects to give such notice of Lessor's intention to terminate this Lease, Lessee shall have the right within ten (10) days after the receipt of such notice to give written notice to Lessor of Lessee's commitment to pay for the repair of such damage totally at Lessee's expense

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and without reimbursement from Lessor, Lessee shall provide Lessor with the required funds or satisfactory assurance thereof within thirty (30) days following such commitment from Lessee. In such event this Lease shall continue in full force and effect, and Lessor shall proceed to make such repairs as soon as reasonably possible after the required funds are available. If Lessee does not give such notice and provide the funds or assurance thereof within the times specified above, this Lease shall terminate as of the date specified in Lessor's notice of termination.

    9.4 Total Destruction. Notwithstanding any other provision hereof, if Premises Total Destruction occurs (including any destruction required by any authorized public authority), this Lease shall terminate sixty (60) days following the date of such Premises Total Destruction, whether or not the damage or destruction is an Insured Loss or was caused by a negligent or willful act of Lessee. In the event, however, that the damage or destruction was caused by Lessee, Lessor shall have the right to recover Lessor's damages from Lessee except as released and waived in Paragraph 9.7.

    9.5 Damage Near End of Term. If at any time during the last six (6) months of the term of this Lease there is damage for which the cost to repair exceeds one month's Base Rent, whether or not an Insured Loss, Lessor may, at Lessor's option, terminate this Lease effective sixty (60) days following the date of occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within thirty (30) days after the date of occurrence of such damage. Provided, however, if Lessee at that time has an exercisable option to extend this Lease or to purchase the Premises, then Lessee may preserve this Lease by (a) exercising such option, and (b) providing Lessor with any shortage in insurance proceeds (or adequate assurance thereof) needed to make the repairs on or before the earlier of (i) the date which is ten (10) days after Lessee's receipt of Lessor's written notice purporting to terminate this Lease, or (ii) the day prior to the date upon which such option expires. If Lessee duly exercises such option during such period and provides Lessor with funds (or adequate assurance thereof) to cover any shortage in insurance proceeds, Lessor shall, at Lessor's expense repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee fails to exercise such option and provide such funds or assurance during such period, then this Lease shall terminate as of the date set forth in the first sentence of this Paragraph 9.5.

    9.6  Abatement of Rent; Lessee's Remedies.

         (a) In the event of (i) Premises Partial Damage or (ii) Hazardous Substance Condition for which Lessee is not legally responsible, the Base Rent, Common Area Operating Expenses and other charges, if any, payable by Lessee hereunder for the period during which such damage or condition, its repair, remediation or restoration continues, shall be abated in proportion to the degree to which Lessee's use of the Premises is impaired, but not in excess of proceeds from insurance required to be carried under Paragraph 8.3(b). Except for abatement of Base Rent, Common Area Operating Expenses and other charges, if any, as aforesaid, all other obligations of Lessee hereunder shall be performed by Lessee, and Lessee shall have no claim against Lessor for any damage suffered by reason of any such damage, destruction, repair, remediation or restoration.

         (b) If Lessor shall be obligated to repair or restore the Premises under the provisions of this Paragraph 9 and shall not commence, in a substantial and meaningful way, the repair or restoration of the Premises within ninety (90) days after such obligation shall accrue, Lessee may, at any time prior to the commencement of such repair or restoration, give written notice to Lessor and to any Lenders of which Lessee has actual notice of Lessee's election to terminate this Lease on a date not less than sixty (60) days following the giving of such notice. If Lessee give such notice to Lessor and such Lenders and such repair or restoration is not commenced within thirty (30) days after receipt of such notice, this Lease shall terminate as of the date specified in said notice. If Lessor or a Lender commences the repair or restoration of the Premises within thirty (30) days after the receipt of such notice, this Lease shall continue in full force and effect. "Commence" as used in this Paragraph
9.6 shall mean either the unconditional authorization of the preparation of the required plans, or the beginning of the actual work on the Premises, whichever occurs first.

    9.7  [Deleted]

    9.8 Termination - Advance Payments. Upon termination of this Lease pursuant to this Paragraph 9, Lessor shall return to Lessee any advance payment made by Lessee to Lessor and so much of Lessee's Security Deposit as has not been, or is not then required to be, used by Lessor under the terms of this Lease.

    9.9 Waiver of Statutes. Lessor and Lessee agree that the terms of this Lease shall govern the effect of any damage to or destruction of the Premises and the Building with respect to the termination of this Lease and hereby waive the provisions of any present or future statute to the extent it is inconsistent herewith.

10. Real Property Taxes.

    10.1 Payment of Taxes. Lessor shall pay the Real Property Taxes, as defined in Paragraph 10.2, applicable to the Industrial Center, and except as otherwise provided in Paragraph 10.3, any such amounts shall be included in the calculation of Common Area Operating Expenses in accordance with the provisions of Paragraph 4.2.

    10.2 Real Property Tax Definition. As used herein, the term "Real Property Taxes" shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed upon the Industrial Center by any authority having the direct or indirect power to tax, including any city, state or federal government, or any school, agricultural, sanitary, fire, street, drainage, or other improvement district thereof, levied against any legal or equitable interest of Lessor in the Industrial Center or any portion thereof, Lessor's right to rent or other income therefrom, and/or Lessor's business of leasing the Premises. The term "Real Property Taxes" shall also include any tax, fee, levy, assessment or charge, or any increase therein, imposed by reason of events occurring, or changes in Applicable Law taking effect, during the term of this Lease, including but not limited to a change in the ownership of the Industrial Center or in the Improvements thereon, the execution of this Lease, or any modification, amendment or transfer thereof, and whether or not contemplated by the Parties. In calculating Real Property Taxes for any calendar year, the Real Property Taxes for any real estate tax year shall be included in the calculation of Real Property Taxes for such calendar year based upon the number of days which such calendar year and tax year have in common.

    10.3 Additional Improvements. Common Area Operating Expenses shall not include Real Property Taxes specified in the tax assessor's records and work sheets as being caused by additional improvements placed upon the Industrial Center by other lessees or by Lessor for the exclusive enjoyment of such other lessees. Notwithstanding Paragraph 10.1 hereof, Lessee shall, however, pay to Lessor at the time Common Area Operating Expenses are payable under Paragraph 4.2, the entirety of any increase in Real Property Taxes if assessed solely by reason of Alterations, Trade Fixtures or Utility Installations placed upon the Premises by Lessee or at Lessee's request.

    10.4 Joint Assessment. If the Building is not separately assessed, Real Property Taxes allocated to the Building shall be an equitable proportion of the Real Property Taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be determined by Lessor from the respective valuations assigned in the assessor's work sheets or such other information as may be reasonably available. Lessor's reasonable determination thereof, in good faith, shall be conclusive.

    10.5 Lessee's Property Taxes. Lessee shall pay prior to delinquency all taxes assessed against and levied upon Lessee-Owned Alterations and Utility Installations, Trade Fixtures, furnishings, equipment and all personal property of Lessee contained in the Premises or stored within the Industrial Center. When possible, Lessee shall cause its Lessee-Owned Alterations and Utility Installations, Trade Fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Lessor. If any of Lessee's said property shall be assessed with Lessor's real property, Lessee shall pay Lessor the taxes attributable to Lessee's property within ten
(10) days after receipt of a written statement setting forth the taxes applicable to Lessee's property.

11. Utilities. Lessee shall pay directly for all utilities and services supplied to the Premises, including but not limited to electricity, telephone, security, gas and cleaning of the Premises, together with any taxes thereon. If any such utilities or services are not separately metered to the Premises or separately billed to the Premises, Lessee shall pay to Lessor a reasonable proportion to be determined by Lessor of all such charges jointly metered or billed with other premises in the Building, in the manner and within the time periods set forth in Paragraph 4.2(d).

12. Assignment and Subletting.

    12.1 Lessor's Consent Required.

         (a) Lessee shall not voluntarily or by operation of law assign, transfer, mortgage or otherwise transfer or encumber (collectively, "assign") or sublet all or any part of Lessee's interest in this Lease or in the Premises without Lessor's prior written consent given under and subject to the terms of Paragraph 36.

         (b) A change in the control of Lessee shall constitute an assignment requiring Lessor's consent. The transfer, on a cumulative basis, of twenty-five percent (25%) or more of the voting control of Lessee shall constitute a change in control for this purpose.


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         (c) The involvement of Lessee or its assets in any transaction, or series of transactions (by way of merger, sale, acquisition, financing, refinancing, transfer, leveraged buy-out or otherwise), whether or not a formal assignment or hypothecation of this Lease or Lessee's assets occurs, which results or will result in a reduction of the Net Worth of Lessee, as hereinafter defined, by an amount equal to or greater than twenty-five percent (25%) of such Net Worth of Lessee as it was represented to Lessor at the time of full execution and delivery of this Lease or at the time of the most recent assignment to which Lessor has consented, or as it exists immediately prior to said transaction or transactions constituting such reduction, at whichever time said Net Worth of Lessee was or is greater, shall be considered an assignment of this Lease by Lessee to which Lessor may reasonably withhold its consent. "Net Worth of Lessee" for purposes of this Lease shall be the net worth of Lessee (excluding any Guarantors) established under generally accepted accounting principles consistently applied.

         (d) An assignment or subletting of Lessee's interest in this Lease without Lessor's specific prior written consent shall, at Lessor's option, be a Default curable after notice per Paragraph 13.1, or a non-curable Breach without the necessity of any notice and grace period. If Lessor elects to treat such unconsented to assignment or subletting as a non-curable Breach, Lessor shall have the right to either: (i) terminate this Lease, or (ii) upon thirty (30) days' written notice ("Lessor's Notice"), increase the monthly Base Rent for the Premises to the greater of the then fair market rental value of the Premises, as reasonably determined by Lessor, or one hundred ten percent (110%) of the Base Rent then in effect. Pending determination of the new fair market rental value, if disputed by Lessee, Lessee shall pay the amount set forth in Lessor's Notice, with any overpayment credited against the next installment(s) of Base Rent coming due, and any underpayment for the period retroactively to the effective date of the adjustment being due and payable immediately upon the determination thereof. Further, in the event of such Breach and rental adjustment, (i) the purchase price of any option to purchase the Premises held by Lessee shall be subject to similar adjustment to the then fair market value as reasonably determined by Lessor (without the Lease being considered an encumbrance or any deduction for depreciation or obsolescence, and considering the Premises at its highest and best use and in good condition) or one hundred ten percent (110%) of the price previously in effect, (ii) any index-oriented rental or price adjustment formulas contained in this Lease shall be adjusted to require that the base index be determined with reference to the index applicable to the time of such adjustment, and (iii) any fixed rental adjustments scheduled during the remainder of the Lease term shall be increased in the same ratio as the new rental bears to the Base Rent in effect immediately prior to the adjustment specified in Lessor's Notice.

         (e) Lessee's remedy for any breach of this Paragraph 12.1 by Lessor shall be limited to compensatory damages and/or injunctive relief.

    12.2 Terms and Conditions Applicable to Assignment and Subletting.

         (a) Regardless of Lessor's consent, any assignment or subletting shall not (i) be effective without the express written assumption by such assignee or sublessee of the obligations of Lessee under this Lease, (ii) release Lessee of any obligations hereunder, nor (iii) alter the primary liability of Lessee for the payment of Base Rent and other sums due Lessor hereunder or for the performance of any other obligations to be performed by Lessee under this Lease.

         (b) Lessor may accept any rent or performance of Lessee's obligations from any person other than Lessee pending approval or disapproval of an assignment. Neither a delay in the approval or disapproval of such assignment nor the acceptance of any rent for performance shall constitute a waiver or estoppel of Lessor's right to exercise its remedies for the Default or Breach by Lessee of any of the terms, covenants or conditions of this Lease.

         (c) The consent of Lessor to any assignment or subletting shall not constitute a consent to any subsequent assignment or subletting by Lessee or to any subsequent or successive assignment or subletting by the assignee or sublessee. However, Lessor may consent to subsequent sublettings and assignments of the sublease or any amendments or modifications thereto without notifying Lessee or anyone else liable under this Lease or the sublease and without obtaining their consent, and such action shall not relieve such persons from liability under this Lease or the sublease.

         (d) In the event of any Default or Breach of Lessee's obligation under this Lease, Lessor may proceed directly against Lessee, any Guarantors or anyone else responsible for the performance of the Lessee's obligations under this Lease, including any sublessee, without first exhausting Lessor's remedies against any other person or entity responsible therefor to Lessor, or any security held by Lessor.

         (e) Each request for consent to an assignment or subletting shall be in writing, accompanied by information relevant to Lessor's determination as to the financial and operational responsibility and appropriateness of the proposed assignee or sublessee, including but not limited to the intended use and/or required modification of the Premises, if any, together with a non-refundable deposit of $1,000 or ten percent (10%) of the monthly Base Rent applicable to the portion of the Premises which is the subject of the proposed assignment or sublease, whichever is greater, as reasonable consideration for Lessor's considering and processing the request for consent. Lessee agrees to provide Lessor with such other or additional information and/or documentation as may be reasonably requested by Lessor.

         (f) Any assignee of, or sublessee under, this Lease shall, by reason of accepting such assignment or entering into such sublease, be deemed, for the benefit of Lessor, to have assumed and agreed to conform and comply with each and every term, covenant, condition and obligation herein to be observed or performed by Lessee during the term of said assignment or sublease, other than such obligations as are contrary to or inconsistent with provisions of an assignment or sublease to which Lessor has specifically consented in writing.

         (g) [DELETED]

         (h) Lessor, as a condition to giving its consent to any assignment or subletting, may require that the amount and adjustment schedule of the rent payable under this Lease be adjusted to what is then the market value and/or adjustment schedule for property similar to the Premises as then constituted, as determined by Lessor.

    12.3 Additional Terms and Conditions Applicable to Subletting. The following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be deemed included in all subleases under this Lease whether or not expressly incorporated therein:

         (a) Lessee hereby assigns and transfers to Lessor all of Lessee's interest in all rentals and income arising from any sublease of all or a portion of the Premises heretofore or hereafter made by Lessee, and Lessor may collect such rent and income and apply same toward Lessee's obligations under this Lease; provided, however, that until a Breach (as defined in Paragraph 13.1) shall occur in the performance of Lessee's obligations under this Lease, Lessee may, except as otherwise provided in this Lease, receive, collect and enjoy the rents accruing under such sublease. Lessor shall not, by reason of the foregoing provision or any other assignment of such sublease to Lessor, not by reason of the collection of the rents from a sublessee, be deemed liable to the sublessee for any failure of Lessee to perform and comply with any of Lessee's obligations to such sublessee under such Sublease. Lessee hereby irrevocably authorizes and directs any such sublessee, upon receipt of a written notice from Lessor stating that a Breach exists in the performance of Lessee's obligations under this Lease, to pay to Lessor the rents and other charges due and to become due under the sublease. Sublessee shall rely upon any such statement and request from Lessor and shall pay such rents and other charges to Lessor without any obligation or right to inquire as to whether such Breach exists and notwithstanding any notice from or claim from Lessee to the contrary. Lessee shall have no right or claim against such sublessee, or, until the Breach has been cured, against Lessor, for any such rents and other charges so paid by said sublessee to Lessor.

         (b) In the event of a Breach by Lessee in the performance of its obligations under this Lease, Lessor, at its option and without any obligation to do so, may require any sublessee to attorn to Lessor, in which event Lessor shall undertake the obligations of the sublessor under such sublease from the time of the exercise of said option to the expiration of such sublease; provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to such sublessor or for any other prior defaults or breaches of such sublessor under such sublease.

         (c) Any matter or thing requiring the consent of the sublessor under a sublease shall also require the consent of Lessor herein.

         (d) No sublessee under a sublease approved by Lessor shall further assign or sublet all or any part of the Premises without Lessor's prior written consent.

         (e) Lessor shall deliver a copy of any notice of Default or Breach by Lessee to the sublessee, who shall have the right to cure the Default of Lessee within the grace period, if any, specified in such notice. The sublessee shall have a right of reimbursement and offset from and against Lessee for any such Defaults cured by the sublessee.

13. Default; Breach; Remedies.

    13.1 Default; Breach. Lessor and Lessee agree that if an attorney is consulted by Lessor in connection with a Lessee Default or Breach (as hereinafter defined), $350.00 is a reasonable minimum sum per such occurrence for legal services and costs in the preparation and service of a notice of Default, and that Lessor may include the cost of such services and costs in said notice as rent due and payable to cure said default. A "Default" by Lessee is defined as a failure by Lessee to observe, comply with or perform any of the terms, covenants, conditions or rules applicable to Lessee under this Lease. A "Breach" by Lessee is defined as the


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occurrence of any one or more of the following Defaults, and, where a grace period for cure after notice is specified herein, the failure by Lessee to cure such Default prior to the expiration of the applicable grace period, and shall entitle Lessor to pursue the remedies set forth in Paragraphs 13.2 and/or 13.3:

         (a) The vacating of the Premises without the intention to reoccupy the same, or the abandonment of the Premises.

         (b) Except as expressly otherwise provided in this Lease, the failure by Lessee to make any payment of Base Rent, Lessee's Share of Common Area Operating Expenses, or any other monetary payment required to be made by Lessee hereunder as and when due, the failure by Lessee to provide Lessor with reasonable evidence of insurance or surety bond required under this Lease, or the failure of Lessee to fulfill any obligation under this Lease which endangers or threatens life or property, where such failure continues for a period of three (3) days following written notice thereof by or on behalf of Lessor to Lessee.

         (c) Except as expressly otherwise provided in this Lease, the failure by Lessee to provide Lessor with reasonably written evidence (in duly executed original form, if applicable) of (i) compliance with Applicable Requirements per Paragraph 6.3, (ii) the inspection, maintenance and service contracts required under Paragraph 7.1(b), (iii) the rescission of an unauthorized assignment or subletting per Paragraph 12.1, (iv) a Tenancy Statement per Paragraphs 16 or 37,
(v) the subordination or non-subordination of this Lease per Paragraph 30; (vi) the guaranty of the performance of Lessee's obligations under this Lease if required under Paragraphs 1.11 and 37, (vii) the execution of any document requested under Paragraph 42 (easements), or (viii) any other documentation or information which Lessor may reasonably require of Lessee under the terms of this Lease, where any such failure continues for a period of ten (10) days following written notice by or on behalf of Lessor to Lessee.

         (d) A Default by Lessee as to the terms, covenants, conditions or provisions of this Lease, or of the rules adopted under Paragraph 40 hereof that are to be observed, complied with or performed by Lessee, other than those described in Subparagraphs 13.1(a), (b) or (c), above, where such Default continues for a period of thirty (30) days after written notice thereof by or on behalf of Lessor to Lessee; provided, however, that if the nature of Lessee's Default is such that more than thirty (30) days are reasonably required for its cure, then it shall not be deemed to be a Breach of this Lease by Lessee if Lessee commences such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion.

         (e) The occurrence of any of the following events: (i) the making by Lessee of any general arrangement or assignment for the benefit of creditors;
(ii) Lessee's becoming a "debtor" as defined in 11 U.S. Code Section 101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty (60) days; (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within thirty (30) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within thirty (30) days; provided, however, in the event that any provisions of this Subparagraph 13.1(e) is contrary to any applicable law, such provision shall be of no force or effect, and shall not affect the validity of the remaining provisions.

         (f) The discovery by Lessor that any financial statement of Lessee or of any Guarantor, given to Lessor by Lessee or any Guarantor, was materially false.

         (g) If the performance of Lessee's obligations under this Lease is guaranteed: (i) the death of a Guarantor, (ii) the termination of a Guarantor's liability with respect to this Lease other than in accordance with the terms of such guaranty, (iii) a Guarantor's becoming insolvent or the subject of a bankruptcy filing, (iv) a Guarantor's refusal to honor the guaranty, or (v) a Guarantor's breach of its guaranty obligation on an anticipatory breach basis, and Lessee's failure, within sixty (60) days following written notice by or on behalf of Lessor to Lessee of any such event, to provide Lessor with written alternative assurances of security, which, when coupled with the then existing resources of Lessee, equals or exceeds the combined financial resources of Lessee and the Guarantors that existed at the time of execution of this Lease.

    13.2 Remedies. If Lessee fails to perform any affirmative duty or obligation of Lessee under this Lease, within ten (10) days after written notice to Lessee (or in case of an emergency, without notice), Lessor may at its option (but without obligation to do so), perform such duty or obligation on Lessee's behalf, including but not limited to the obtaining of reasonably required bonds, insurance policies, or government licenses, permits or approvals. The costs and expenses of any such performance by Lessor shall be due and payable by Lessee to Lessor upon invoice therefor. If any check given to Lessor by Lessee shall not be honored by the bank upon which it is drawn, Lessor, at its own option, may require all future payments to be made under this Lease by Lessee to be made only by cashier's check. In the event of a Breach of this Lease by Lessee (as defined in Paragraph 13.1), with or without further notice of demand, and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such Breach, Lessor may:

         (a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease and the term hereof shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In such event Lessor shall be entitled to recover from Lessee: (i) the worth at the time of the award of the unpaid rent which had been earned at the time of termination; (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that the Lessee proves could have been reasonably avoided; (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that the Lessee proves could be reasonably avoided; and (iv) any other amount necessary to compensate Lessor for all the detriment proximately caused by the Lessee's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including but not limited to the cost of recovering possession of the Premises, expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorneys' fees, and that portion of any leasing commission paid by Lessor in connection with this Lease applicable to the unexpired term of this Lease. The worth at the time of award of the amount referred to in provision (iii) of the immediately preceding sentence shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco or the Federal Reserve Bank District in which the Premises are located at the time of award plus one percent (1%). Efforts by Lessor to mitigate damages caused by Lessee's Default or Breach of this Lease shall not waive Lessor's right to recover damages under this Paragraph 13.2. If termination of this Lease is obtained through the provisional remedy of unlawful detainer, Lessor shall have the right to recover in such proceeding the unpaid rent and damages as are recoverable therein, or Lessor may reserve the right to recover all or any part thereof in a separate suit for such rent and/or damages. If a notice and grace period required under Subparagraph 13.1(b), (c) or (d) was not previously given, a notice to pay rent or quit, or to perform or quit, as the case may be, given to Lessee under any statute authorizing the forfeiture of leases for unlawful detainer shall also constitute the applicable notice for grace period purposes required by Subparagraph 13.1(b), (c) or (d). In such case, the applicable grace period under the unlawful detainer statute shall run concurrently after the one such statutory notice, and the failure of Lessee to cure the Default within the greater of the two (2) such grace periods shall constitute both an unlawful detainer and a Breach of this Lease entitling Lessor to the remedies provided for in this Lease and/or by said statute.

         (b) Continue the Lease and Lessee's right to possession in effect (in California Civil Code Section 1951.4) after Lessee's Breach and recover the rent as it becomes due, provided Lessee has the right to sublet or assign, subject only to reasonable limitations. Lessor and Lessee agree that the limitations on assignment and subletting in this Lease are reasonable. Acts of maintenance or preservation, efforts to relet the Premises, or the appointment of a receiver to protect the Lessor's interest under this Lease, shall not constitute a termination of the Lessee's right to possession.

         (c) Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the state wherein the Premises are located.

         (d) The expiration or termination of this Lease and/or the termination of Lessee's right to possession shall not relieve Lessee from liability under any indemnity provisions of this Lease as to matters occurring during the term hereof or by reason of Lessee's occupancy of the Premises.

    13.3 Inducement Recapture in Event of Breach. Any agreement by Lessor for free or abated rent or other charges applicable to the Premises, or for the giving or paying by Lessor to or for Lessee of any cash or other bonus, inducement or consideration for Lessee's entering into this Lease, all of which concessions are hereinafter referred to as "Inducement Provisions: shall be deemed conditioned upon Lessee's full and faithful performance of all of the terms, covenants and conditions of this Lease to be performed or observed by Lessee during the term hereof as the same may be extended. Upon the occurrence of a Breach (as defined in Paragraph 13.1) of this Lease by Lessee, any such Inducement Provision shall automatically be deemed deleted from this Lease and of no further force or effect, and any rent, other charge, bonus, inducement or consideration theretofore abated, given or paid by Lessor under such an Inducement Provision shall be immediately due and payable by Lessee to Lessor, and recoverable by Lessor, as additional rent due under this Lease, notwithstanding any subsequent cure of said Breach by Lessee. The acceptance by Lessor of rent or the cure of the Breach which initiated the operation of this Paragraph 13.3 shall not be deemed a waiver by Lessor of the provisions of this Paragraph 13.3 unless specifically so stated in writing by Lessor at the time of such acceptance.

    13.4 Late Charges. Lessee hereby acknowledges that late payment by Lessee to Lessor of rent and other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Lessor by the terms of any ground lease, mortgage or deed of trust covering the Premises. Accordingly, if any installment of rent or other sum due from Lessee shall not be received by Lessor or Lessor's designee within ten (10) days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall pay to Lessor a late charge equal to six percent (6%) of such overdue amount. The parties hereby agree


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that such late charge represents a fair and reasonable estimate of the costs
Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's Default or Breach with respect to such overdue amount, nor prevent Lessor from exercising any of the rights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or not collected, for three (3) consecutive installments of Base Rent, then notwithstanding Paragraph 4.1 or any other provision of this Lease to the contrary, Base Rent shall, at Lessor's option, become due and payable quarterly in advance.

    13.5 Breach by Lessor. Lessor shall not be deemed in breach of this Lease unless Lessor fails within a reasonable time to perform an obligation required to be performed by Lessor. For purposes of this Paragraph 13.5, a reasonable time shall in no event be less than thirty (30) days after receipt by Lessor, and by any Lender(s) whose name and address shall have been furnished to Lessee in writing for such purpose, of written notice specifying wherein such obligation of Lessor has not been performed; provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days after such notice are reasonably required for its performance, then Lessor shall not be in breach of this Lease if performance is commenced within such thirty (30) day period and thereafter diligently pursued to completion.

14. Condemnation. If the Premises or any portion thereof are taken under the power of eminent domain or sold under the threat of the exercise of said power (all of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs. If more than ten percent (10%) of the floor area of the Premises, or more than twenty-five percent (25%) of the portion of the Common Areas designated for Lessee's parking, is taken by condemnation, Lessee may at Lessee's option, to be exercised in writing within ten (10) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the Base Rent shall be reduced in the same proportion as the rentable floor area of the Premises taken bears to the total rentable floor area of the Premises. No reduction of Base Rent shall occur if the condemnation does not apply to any portion of the Premises. Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution of value of the leasehold or for the taking of the fee, or as severance damages; provided, however, that Lessee shall be entitled to any compensation, separately awarded to Lessee for Lessee's relocation expenses and/or loss of Lessee's Trade Fixtures. In the event that this Lease is not terminated by reason of such condemnation, Lessor shall to the extent of its net severance damages received, over and above Lessee's Share of the legal and other expenses incurred by Lessor in the condemnation matter, repair any damage to the Premises caused by such condemnation authority. Lessee shall be responsible for the payment of any amount in excess of such net severance damages required to complete such repair.

15. Brokers' Fees.

    15.1 Procuring Cause. The Broker(s) named in Paragraph 1.10 is/are the procuring cause of this Lease.

    15.2 Additional Terms. Unless Lessor and Broker(s) have otherwise agreed in writing, Lessor agrees that: (a) if Lessee exercises any Option (as defined in Paragraph 39.1) granted under this Lease or any Option subsequently granted, or
(b) if Lessee acquires any rights to the Premises or other premises in which Lessor has an interest, or (c) if Lessee remains in possession of the Premises with the consent of Lessor after the expiration of the term of this Lease after having failed to exercise an Option,or (d) if said Brokers are the procuring cause of any other lease or sale entered into between the Parties pertaining to the Premises and/or any adjacent property in which Lessor has an interest, or
(e) if Base Rent is increased, whether by agreement or operation of an escalation clause herein, then as to any of said transactions, Lessor shall pay said Broker(s) a fee in accordance with the schedules of said Broker(s) in effect at the time of the execution of this Lease.

    15.3 Assumption of Obligations. Any buyer or transferee of Lessor's interest in this Lease, whether such transfer is by agreement or by operation of law, shall be deemed to have assumed Lessor's obligation under this Paragraph 15. Each Broker shall be an intended third party beneficiary of the provisions of Paragraph 1.10 and of this Paragraph 15 to the extent of its interest in any commission arising from this Lease and may enforce that right directly against Lessor and its successors.

    15.4 Representations and Warranties. Lessee and Lessor each represent and warrant to the other that it has had no dealings with any person, firm, broker or finder other than as named in Paragraph 1.10(a) in connection with the negotiation of this Lease and/or the consummation of the transaction contemplated hereby, and that no broker, or other person, firm or entity other than said named Broker(s) is entitled to any commission of finder's fee in connection with said transaction. Lessee and Lessor do each hereby agree to indemnify,protect, defend and hold the other harmless from and against liability for compensation or charges which may be claimed by any such unnamed broker, finder or other similar party by reason of any dealings or actions of the indemnifying Party, including any costs, expenses, and/or attorneys' fees reasonably incurred with respect thereto.

16. Tenancy and Financial Statements.

    16.1 Tenancy Statement. Each Party (as "Responding Party") shall within ten
(10) days after written notice from the other Party (the "Requesting Party") execute, acknowledge and deliver to the Requesting Party a statement in writing in a form similar to the then most current "Tenancy Statement" form published by the American Industrial Real Estate Association, plus such additional information, confirmation and/or statements as may be reasonably requested by the Requesting Party.

    16.2 Financial Statement. If Lessor desires to finance, refinance, or sell the Premises or the Building, or any part thereof, Lessee and all Guarantors shall deliver to any potential lender or purchaser designated by Lessor such financial statements of Lessee and such Guarantors as may be reasonably required by such lender or purchaser, including but not limited to Lessee's financial statements for the past three (3) years. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

17. Lessor's Liability. The term "Lessor" as used herein shall mean the owner or owners at the time in question of the fee title to the Premises. In the event of a transfer of Lessor's title or interest in the Premises or in this Lease, Lessor shall deliver to the transferee or assignee (in cash or by credit) any unused Security Deposit held by Lessor at the time of such transfer or assignment. Except as provided in Paragraph 15.3, upon such transfer or assignment and delivery of the Security Deposit, as aforesaid, the prior Lessor shall be relieved of all liability with respect to the obligations and/or covenants under this Lease thereafter to be performed by the Lessor. Subject to the foregoing, the obligations and/or covenants in this Lease to be performed by the Lessor shall be binding only upon the Lessor as hereinabove defined.

18. Severability. The invalidity of any provision of this Lease, as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

19. Interest on Past-Due Obligations. Any monetary payment due Lessor hereunder, other than late charges, not received by Lessor within ten (10) days following the date on which it was due, shall bear interest from the date due at the prime rate charged by the largest state chartered bank in the state in which the Premises are located plus four percent (4%) per annum, but not exceeding the maximum rate allowed by law, in addition to the potential late charge provided for in Paragraph 13.4.

20. Time of Essence. Time is of the essence with respect to the performance of all obligations to be performed or observed by the Parties under this Lease.

21. Rent Defined. All monetary obligations of Lessee to Lessor under the terms of this Lease are deemed to be rent.

22. No Prior or Other Agreements; Broker Disclaimer. This Lease contains all agreements between the Parties with respect to any matter mentioned herein, and no other prior or contemporaneous agreement or understanding shall be effective. Lessor and Lessee each represents and warrants to the Brokers that it has made, and is relying solely upon, its own investigation as to the nature, quality, character and financial responsibility of the other Party to this Lease and as to the nature, quality and character of the Premises. Brokers have no responsibility with respect thereto or with respect to any default or breach hereof by either Party. Each Broker shall be an intended third party beneficiary of the provisions of this Paragraph 22.

23. Notices.

    23.1 Notice Requirements. All notices required or permitted by this Lease shall be in writing and may be delivered in person (by hand or by messenger or courier service) or may be sent by regular, certified or registered mail or U.S. Postal Service Express Mail, with postage prepaid, or by facsimile transmission during normal business hours, and shall be deemed sufficiently given if served in a manner specified in this Paragraph 23. The addresses noted adjacent to a Party's signature on this Lease shall be that Party's address for delivery or mailing of notice purposes. Either Party may by written notice to the other specify a different address for notice


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purposes, except that upon Lessee's taking possession of the Premises, the
Premises shall constitute Lessee's address for the purpose of mailing or delivering notices to Lessee. A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate by written notice to Lessee.

    23.2 Date of Notice. Any notice sent by registered or certified mail, return receipt requested, shall be deemed given on the date of delivery shown on the receipt card, or if no delivery date is shown, the postmark thereon. If sent by regular mail, the notice shall be deemed given forty-eight (48) hours after the same is addressed as required herein and mailed with postage prepaid. Notices delivered by United States Express Mail or overnight courier that guarantees next day delivery shall be deemed given twenty-four (24) hours after delivery of the same to the United States Postal Service or courier. If any notice is transmitted by facsimile transmission or similar means, the same shall be deemed served or delivered upon telephone or facsimile confirmation of receipt of the transmission thereof, provided a copy is also delivered via delivery or mail. If notice is received on a Saturday or a Sunday or a legal holiday, it shall be deemed received on the next business day.

24. Waivers. No waiver by Lessor of the Default or Breach of any term, covenant or condition hereof by Lessee, shall be deemed a waiver of any other term, covenant or condition hereof, or of any subsequent Default or Breach by Lessee of the same or any other term, covenant or condition hereof. Lessor's consent to, or approval of, any such act shall not be deemed to render unnecessary the obtaining of Lessor's consent to, or approval of, any subsequent or similar act by Lessee, or be construed as the basis of an estoppel to enforce the provision or provisions of this Lease requiring such consent. Regardless of Lessor's knowledge of a Default or Breach at the time of accepting rent, the acceptance of rent by Lessor shall not be a waiver of any Default or Breach by Lessee of any provision hereof. Any payment given Lessor by Lessee may be accepted by Lessor on account of moneys or damages due Lessor, notwithstanding any qualifying statements or conditions made by Lessee in connection therewith, which such statements and/or conditions shall be of no force or effect whatsoever unless specifically agreed to in writing by Lessor at or before the time of deposit of such payment.

25. Recording. Either Lessor or Lessee shall, upon request of the other, execute, acknowledge and deliver to the other a short form memorandum of this Lease for recording purposes. The Party requesting recordation shall be responsible for payment of any fees or taxes applicable thereto.

26. No Right to Holdover. Lessee has no right to retain possession of the Premises or any part thereof beyond the expiration of earlier termination of this Lease. In the event that Lessee holds over in violation of this Paragraph 26 then the Base Rent payable from and after the time of the expiration or earlier termination of this Lease shall be increased to two hundred percent (200%) of the Base Rent applicable during the month immediately preceding such expiration or earlier termination.
Nothing contained herein shall be construed as a consent by Lessor to any holding over by Lessee.

27. Cumulative Remedies. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

28. Covenants and Conditions. All provisions of this Lease to be observed or performed by Lessee are both covenants and conditions.

29. Binding Effect; Choice of Law. This Lease shall be binding upon the Parties, their personal representatives, successors and assigns and be governed by the laws of the State in which the Premises are located. Any litigation between the Parties hereto concerning this Lease shall be initiated in the county in which the Premises are located.

30. Subordination; Attornment; Non-Disturbance.

    30.1 Subordination. This Lease and any Option granted hereby shall be subject and subordinate to any ground lease, mortgage, deed of trust, or other hypothecation or security device (collectively, "Security Device"), now or hereafter placed by Lessor upon the real property of which the Premises are a part, to any and all advances made on the security thereof, and to all renewals, modifications, consolidations, replacements and extensions thereof. Lessee agrees that the Lenders holding any such Security Device shall have no duty, liability or obligation to perform any of the obligations of Lessor under this Lease, but that in the event of Lessor's default with respect to any such obligation, Lessee will give any Lender whose name and address have been furnished Lessee in writing for such purpose notice of Lessor's default pursuant to Paragraph 13.5. If any Lender shall elect to have this Lease and/or any Option granted hereby superior to the lien of the Security Device and shall give written notice thereof to Lessee, this Lease and such Options shall be deemed prior to such Security Device, notwithstanding the relative dates of the documentation or recordation thereof.

    30.2 Attornment. Subject to the non-disturbance provisions of Paragraph 30.3, Lessee agrees to attorn to a Lender or any other party who acquires ownership of the Premises by reason of a foreclosure of a Security Device, and that in the event of such foreclosure, such new owner shall not: (i) be liable for any act or omission of any prior lessor or with respect to events occurring prior to acquisition of ownership, (ii) be subject to any offsets or defenses which Lessee might have against any prior lessor, or (iii) be bound by prepayment of more than one month's rent.

    30.3 Non-Disturbance. With respect to Security Devices entered into by Lessor after the execution of this Lease, Lessee's subordination of this Lease shall be subject to receiving assurance (a "non-disturbance agreement") from the Lender that Lessee's possession and this Lease, including any options to extend the term hereof, will not be disturbed so long as Lessee is not in Breach hereof and attorns to the record owner of the Premises.

    30.4 Self-Executing. The agreements contained in this Paragraph 30 shall be effective without the execution of any further documents; provided, however, that upon written request from Lessor or a Lender in connection with a sale, financing or refinancing of Premises, Lessee and Lessor shall execute such further writings as may be reasonably required to separately document any such subordination or non-subordination, attornment and/or non-disturbance agreement as is provided for herein.

31. Attorneys' Fees. If any Party or Broker brings an action or proceeding to enforce the terms hereof or declare rights hereunder, the Prevailing Party (as hereafter defined) in any such proceeding, action, or appeal thereon, shall be entitled to reasonable attorneys' fees. Such fees may be awarded in the same suit or recovered in a separate suit, whether or not such action or proceeding is pursued to decision or judgment. The term "Prevailing Party" shall include, without limitation, a Party or Broker who substantially obtains or defeats the relief sought, as the case may be, whether by compromise, settlement, judgment, or the abandonment by the other Party or Broker of its claim or defense. The attorneys' fee awarded shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys' fees reasonably incurred. Lessor shall be entitled to attorneys' fees, costs and expenses incurred in preparation and service of notices of Default and consultations in connection therewith, whether or not a legal action is subsequently commenced in connection with such Default or resulting Breach.
Broker(s) shall be intended third party beneficiaries of this Paragraph 31.

32. Lessor's Access; Showing Premises; Repairs. Lessor and Lessor's agents shall have the right to enter the Premises at any time, in the case of an emergency, and otherwise at reasonable times for the purpose of showing the same to prospective purchasers, lenders, or lessees, and making such alterations, repairs, improvements or additions to the Premises or to the Building, as Lessor may reasonably deem necessary. Lessor may at any time place on or about the Premises or Building any ordinary "For Sale" signs and Lessor may at any time during the last one hundred eighty (180) days of the term hereof place on or about the Premises any ordinary "For Lease" signs. All such activities of Lessor shall be without abatement of rent or liability to Lessee.

33. Auctions. Lessee shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises without first having obtained Lessor's prior written consent. Notwithstanding anything to the contrary in this Lease, Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent.

34. Signs. Lessee shall not place any sign upon the exterior of the Premises or the Building, except that Lessee may, with Lessor's prior written consent, ___ (but not on the roof) such signs as are reasonably required to advertise Lessee's own business so long as such signs are in a location designated by Lessor and comply with Applicable Requirements and the signage criteria established for the Industrial Center by Lessor. The installation of any sign on the Premises by or for Lessee shall be subject to the provisions of Paragraph 7 (Maintenance, Repairs, Utility Installations, Trade Fixtures and Alterations).
[....DELETED BALANCE OF PARAGRAPH]

35. Termination; Merger. Unless specifically stated otherwise in writing by Lessor, the voluntary or other surrender of this Lease by Lessee, the mutual termination or cancellation hereof, or a termination hereof by Lessor for Breach by Lessee, shall automatically terminate any sublease or lesser estate in the Premises; provided, however, Lessor shall, in the event of any such surrender, termination or cancellation, have the option to continue any one or all of any existing subtenancies. Lessor's failure within ten (10) days following any such event to make a written election to the contrary by written notice to the holder of any such lesser interest, shall constitute Lessor's election to have such event constitute the termination of such interest.



                                                         Initials:/s/ illegible
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(C)American Industrial Real Estate Association 1993               /s/ illegible
                                                                  -------------
                                       10

36. Consents.

         (a) Except for Paragraph 33 hereof (Auctions) or as otherwise provided herein, wherever in this Lease the consent of a Party is required to an act by or for the other Party, such consent shall not be unreasonably withheld or delayed. Lessor's actual reasonable costs and expenses (including but not limited to architects', attorneys', engineers' and other consultants' fees) incurred in the consideration of, or response to, a request by Lessee for any Lessor consent pertaining to this Lease or the Premises, including but not limited to consents to an assignment, a subletting or the presence or use of a Hazardous Substance, shall be paid by Lessee to Lessor upon receipt of an invoice and supporting documentation therefor. In addition to the deposit described in Paragraph 12.2(e), Lessor may, as a condition to considering any such request by Lessee, require that Lessee deposit with Lessor an amount of money (in addition to the Security Deposit held under Paragraph 5) reasonably calculated by Lessor to represent the cost Lessor will incur in considering and responding to Lessee's request. Any unused portion of said deposit shall be refunded to Lessee without interest. Lessor's consent to any act, assignment of this Lease or subletting of the Premises by Lessee shall not constitute an acknowledgement that no Default or Breach by Lessee of this Lease exists, nor shall such consent be deemed a waiver of any then existing Default or Breach, except as may be otherwise specifically stated in writing by Lessor at the time of such consent.

         (b) All conditions to Lessor's consent authorized by this Lease are acknowledged by Lessee as being reasonable. The failure to specify herein any particular condition to Lessor's consent shall not preclude the impositions by Lessor at the time of consent of such further or other conditions as are then reasonable with reference to the particular matter for which consent is being given.

37. Guarantor.

    37.1 Form of Guaranty. If there are to be any Guarantors of this Lease per Paragraph 1.11, the form of the guaranty to be executed by each such Guarantor shall be in the form most recently published by the American Industrial Real Estate Association, and each such Guarantor shall have the same obligations as Lessee under this lease, including but not limited to the obligation to provide the Tenancy Statement and Information required in Paragraph 16.

    37.2 Additional Obligations of Guarantor. It shall constitute a Default of the Lessee under this Lease if any such Guarantor fails or refuses, upon reasonable request by Lessor to give: (a) evidence of the due execution of the guaranty called for by this Lease, including the authority of the Guarantor (and of the party signing on Guarantor's behalf) to obligate such Guarantor on said guaranty, and resolution of its board of directors authorizing the making of such guaranty, together with a certificate of incumbency showing the signatures of the persons authorized to sign on its behalf, (b) current financial statements of Guarantor as may from time to time be requested by Lessor, (c) a Tenancy Statement, or (d) written confirmation that the guaranty is still in effect.

38. Quiet Possession. Upon payment by Lessee of the rent for the Premises and the performance of all of the covenants, conditions and provisions on Lessee's part to be observed and performed under this Lease, Lessee shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease.

39. Options

    39.1 Definition. As used in this Lease, the word "Option" has the following meaning: (a) the right to extend the term of this Lease or to renew this Lease or to extend or renew any lease that Lessee has on other property of Lessor; (b) the right of first refusal to lease the Premises or the right of first offer to lease the Premises or the right of first refusal to lease other property of Lessor or the right of first offer to lease other property of Lessor; (c) the right to purchase the Premises, or the right of first refusal to purchase the Premises, or the right of first offer to purchase the Premises, or the right to purchase other property of Lessor, or the right of first refusal to purchase other property of Lessor, or the right of first offer to purchase other property of Lessor.

    39.2 Options Personal to Original Lessee. Each Option granted to Lessee in this Lease is personal to the original Lessee named in Paragraph 1.1 hereof, and cannot be voluntarily or involuntarily assigned or exercised by any person or entity other than said original Lessee while the original Lessee is in full and actual possession of the Premises and without the intention of thereafter assigning or subletting. The Options, if any, herein granted to Lessee are not assignable, either as a part of an assignment of this Lease or separately or apart therefrom, and no Option may be separated from this Lease in any manner, by reservation or otherwise.

    39.3 Multiple Options. In the event that Lessee has any multiple Options to extend or renew this Lease, a later option cannot be exercised unless the prior Options to extend or renew this Lease have been validly exercised.

    39.4 [Deleted]

         (a) [Deleted]

         (b) [Deleted]

         (c) [Deleted]

40. Rules and Regulations. Lessee agrees that it will abide by, and keep and observe all reasonable rules and regulations ("Rules and Regulations") which Lessor may make from time to time for the management, safety, care, and cleanliness of the grounds, the parking and unloading of vehicles and the preservation of good order, as well as for the convenience of other occupants or tenants of the Building and the Industrial Center and their invitees.

41. Security Measures. Lessee hereby acknowledges that the rental payable to Lessor hereunder does not include the cost of guard service or other security measures, and that Lessor shall have no obligation whatsoever to provide same. Lessee assumes all responsibility for the protection of the Premises, Lessee, its agents and invitees and their property from the acts of third parties.

42. Reservations. Lessor reserves the right, from time to time, to grant, without the consent or joinder of Lessee, such easements, rights of way, utility raceways, and dedications that Lessor deems necessary, and to cause the recordation of parcel maps and restrictions, so long as such easements, rights of way, utility raceways, dedications, maps and restrictions do not reasonably interfere with the use of the Premises by Lessee. Lessee agrees to sign any documents reasonably requested by Lessor to effectuate any such easement rights, dedication, map or restrictions.

43. Performance Under Protest. If at any time a dispute shall arise as to any amount or sum of money to be paid by one Party to the other under the provisions hereof, the Party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment and there shall survive the right on the part of said Party to institute suite for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said Party to pay such sum or any part thereof, said Party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this Lease.

44. Authority. If either Party hereto is a corporation, trust, or general or limited partnership, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on its behalf. If Lessee is a corporation, trust or partnership, Lessee shall within thirty (30) days after request by Lessor, deliver to Lessor evidence satisfactory to Lessor of such authority.

45. Conflict. Any conflict between the printed provisions of this Lease and the typewritten or handwritten provisions shall be controlled by the typewritten or handwritten provisions.

46. Offer. Preparation of this Lease by either Lessor or Lessee or Lessor's agent or Lessee's agent and submission of same to Lessee or Lessor shall not be deemed an offer to lease. This Lease is not intended to be binding until executed and delivered by all Parties hereto.

47. Amendments. This Lease may be modified only in writing, signed by the parties in interest at the time of the modification. The Parties shall amend this Lease from time to time to reflect any adjustments that are made to the Base Rent or other rent payable under this Lease. As long as they do not materially change Lessee's obligations hereunder, Lessee agrees to make such reasonable non-monetary modifications to this Lease as may be reasonably required by an institutional insurance company or pension plan Lender in connection with the obtaining of normal financing or refinancing of the property of which the Premises are a part.

48. Multiple Parties. Except as otherwise expressly provided herein, if more than one person or entity is named herein as either Lessor or Lessee, the obligations of such multiple parties shall be the joint and several responsibility of all persons or entities named herein as such Lessor or Lessee.



                                                         Initials:/s/ illegible
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(C)American Industrial Real Estate Association 1993               /s/ illegible
                                                                  -------------
                                       11

LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN, AND BY THE EXECUTION OF THIS LEASE SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

         IF THIS LEASE HAS BEEN FILLED IN, IT HAS BEEN PREPARED FOR YOUR ATTORNEY'S REVIEW AND APPROVAL. FURTHER, EXPERTS SHOULD BE CONSULTED TO EVALUATE THE CONDITION OF THE PROPERTY FOR THE POSSIBLE PRESENCE OF ASBESTOS, UNDERGROUND STORAGE TANKS OR HAZARDOUS SUBSTANCES. NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION OR BY THE REAL ESTATE BROKERS OR THEIR CONTRACTORS, AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION TO WHICH IT RELATES; THE PARTIES SHALL RELY SOLELY UPON THE ADVICE OF THEIR OWN COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE. IF THE SUBJECT PROPERTY IS IN A STATE OTHER THAN CALIFORNIA, AN ATTORNEY FROM THE STATE WHERE THE PROPERTY IS LOCATED SHOULD BE CONSULTED.


The parties hereto have executed this Lease at the place and on the dates specified above their respective signatures.


Executed at: San Diego, CA             Executed at: /s/ illegible
             ---------------------                  ---------------------------
on:  Dec 4, 1997                       on: illegible
     -----------------------------         ------------------------------------

By LESSOR:                             By LESSEE

ARE-11025 Roselle Street, LLC, a       Collateral Therapeutics, a California
----------------------------------     ----------------------------------------

Delaware limited liability company     corporation
----------------------------------     ----------------------------------------

By:  ARE-QRS Corp. a MD Corp,          By:  /s/ Christopher J. Reinhard
----------------------------------     ----------------------------------------

Name Printed:  Managing Member         Name Printed: Christopher J. Reinhard
----------------------------------     ----------------------------------------

Title:                                 Title:  COO & CFO
----------------------------------     ----------------------------------------

By:  /s/  Alan Gold                    By:
----------------------------------     ----------------------------------------

Name Printed:   Alan Gold              Name Printed:
----------------------------------     ----------------------------------------

Title:  President                      Title:
----------------------------------     ----------------------------------------

Address:11440 W. Bernardo Ct #170      Address:
----------------------------------     ----------------------------------------

  S.D. CA 92127
  --------------------------------     ----------------------------------------

Telephone:(619)  592-6801              Telephone:______________________________
                 --------
Facsimile:(619)  592-6814              Facsimile:______________________________
                 --------


BROKER:                                BROKER:

Executed at:______________________     Executed at:____________________________

on:_______________________________     on:_____________________________________

By:_______________________________     By:_____________________________________

Name Printed:_____________________     Name Printed:___________________________

Title:____________________________     Title:__________________________________

Address:__________________________     Address:________________________________

__________________________________     ________________________________________

Telephone:  (    )________________     Telephone:  (    )______________________

Facsimile:  (    )________________     Facsimile:  (    )______________________





NOTE: These forms are often modified to meet changing requirements of law and needs of the industry. Always write or call to make sure you are utilizing a most current form: AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION, 345 So. Figueroa St., M-1, Los Angeles, CA 90071, (213) 687-8777.



                                                         Initials:/s/ illegible
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(C)American Industrial Real Estate Association 1993               /s/ illegible
                                                                  -------------

                   ADDENDUM TO STANDARD INDUSTRIAL/COMMERCIAL
                         MULTI-TENANT LEASE-MODIFIED NET


    This ADDENDUM ("Addendum") forms a part of the Standard Industrial/Commercial Multi-Tenant Lease-Modified Net between Collateral Therapeutics, Inc., a California corporation ("Lessee"), and ARE-11025 Roselle Street, LLC, a Delaware limited liability company ("Lessor"), with respect to the Premises within the Building located at 11025 Roselle Street in San Diego, California. In the event of any inconsistency between this Addendum and the Lease, the terms and conditions of this Addendum shall govern and control.

    1. Acquisition of Title. Lessee acknowledges and agrees that Lessor does not currently own the Building. Lessor is negotiating or has entered into a contract to purchase the Building from the existing owner. If, for any reason, Lessor does not acquire title to the Building within sixty (60) days after the date hereof, Lessor and Lessee shall each have the right to terminate this Lease, in which event the parties shall be released of all of their respective obligations under this Lease, and Lessee shall have no claim for damages or otherwise against Lessor, except that Lessor shall return all prepaid rent and the Security Deposit received by Lessor to Lessee within ten (10) days after such termination of this Lease.

    2. Base Rent. Base Rent shall be increased annually on each anniversary of the Commencement Date as follows:


                  Months       Base Rent Per Month Per Rentable Square Foot
                  ------       --------------------------------------------
                  13-24                        $ 1.716
                  25-36                          1.785
                  37-48                          1.856
                  49-60                          1.930

         3. Premises. The Premises contains approximately 11,000 rentable square feet. The Premises are shown on Exhibit "A" attached to the Lease and by this reference incorporated herein. Within ten (10) business days after the date hereof, the parties shall have a space measurement consultant acceptable to Lessor and Lessee measure the Premises in accordance with BOMA standards (ANSIZ65.1-1980) and shall have executed an amendment to the Lease setting forth any adjustments to the Premises area, Base Rent and Lessee's Share.

         4. Term. Lessee's Early Possession period shall begin upon Lessor's acquisition of fee title to the Building as described above. During such Early Possession, Lessee shall have the right to construct Lessee's improvements as provided in Section 6 below. The Commencement Date shall occur upon the earlier of (a) ninety (90) days after the beginning of Lessee's Early Possession, (b) Substantial Completion (as defined below) of Lessee's improvements or (c) the date Lessee begins to occupy the Premises for any purpose other than construction of Lessee's improvements.

         5. Common Area Operating Expenses. Common Area Operating Expenses shall include a management fee not to exceed three percent (3%) of the then current annual Base Rent.

         Common Area Operating Expenses shall exclude the following:

                  (1) Repairs or other work occasioned by fire, windstorm or other casualty or by the exercise of the right of eminent domain to the extent Lessor receives insurance and/or condemnation proceeds on account thereof;

                  (2) Leasing commissions, accountants' or attorneys' fees, costs and disbursement and other expenses incurred in connection with proposals, negotiations, or disputes with tenants or other occupants or prospective tenants or other occupants, or associated with the enforcement of any leases;

                  (3) Costs (including permit, license and inspection fees) incurred in constructing tenant improvements or decorating, painting or redecorating space for other tenants or other occupants or vacant rentable space;

                  (4) Any depreciation of the Building;

                  (5) Interest on debt or amortization payments on any mortgages or deeds of trust or any other borrowings;

                  (6) Advertising and promotional expenditures;

                  (7) Damage and repairs (i) necessitated by the gross negligence or willful misconduct of Lessor or Lessor's employees, contractors or agents or (ii) to the extent another tenant is obligated under their lease to reimburse Lessor for the cost thereof;

                  (8) Executive salaries or salaries of service personnel to the extent that such service personnel perform services other than in connection with the management, operation, repair or maintenance of the Premises, the Building or the Common Areas;

                  (9) Costs, penalties or fines arising from Lessor's or another tenant's violation of any governmental rule or authority;

                  (10) Costs arising from Lessor's charitable or political contributions

                  (11) Costs incurred due to Lessor's violation of any terms or conditions of this Lease or any other lease relating to the Building;

                  (12) All rental and other amounts payable under any ground or underlying lease, unless directly attributable to the activities of Lessee or its agents, contractors or employees in the Building, or as a result of Lessee's breach or default under this Lease; and

                  (13) The cost of repairs and/or replacements of the foundation and structural supports of the Premises.

         Lessee shall have the right to audit Lessor's books and records relating to Common Area Operating Expenses, provided that any audit of Common Area Operating Expenses for any calendar year must be commenced within one (1) year after the end of such calendar year and that Lessee may not audit the books and records relating to any calendar year more than once. Lessee shall be solely responsible for all costs and expenses of any audit unless the audit shows that Lessee was overcharged for Common Area Operating Expenses by more than five percent (5%), in which event Lessor shall pay Lessee's reasonable out of pocket costs and expenses of the audit. If the results of such audit show an underpayment of Common Area Operating Expenses by Lessee, Lessee shall immediately pay the amount of such underpayment to Lessor. If the results of such audit show an overpayment of Common Area Operating Expenses by Lessee, Lessee shall be entitled to a credit against the next payment or payments of Common Area Operating Expenses due under the Lease in the amount of such overpayment; provided, however, that Lessor shall have the right to contest the results of the audit in good faith.

         Lessor shall give prior notice to Lessee prior to incurring capital repair/renovation costs (i.e., re-roofing, parking lot resurfacing, painting) in excess of $100,000 per repair/renovation which would be reimbursable by Lessee according to the provisions of the Lease, except that no notice shall be required in an emergency. The cost of any capital replacements and repairs reimbursed as Common Area Operating Expenses pursuant to the Lease shall be amortized on a straight-line basis over a period equal to the useful life of the item (as determined by reference to the vendor's or manufacturer's suggested useful life for such capital improvements or, where such reference does not exist, by reference to generally accepted accounting principals, consistently applied, but in no event less than five (5) years or, in the case of replacement of the roof of the Building, fifteen (15) years).

         6. Lessee Improvement Allowance. Lessor shall contribute up to $225,000 ("Tenant Improvement Allowance") towards the actual, out of pocket cost of Lessee's required improvements, which improvements shall be fixtures permanently attached to the Premises. All tenant improvements paid for with the Tenant Improvement Allowance shall be the sole property of Lessor. Lessee acknowledges and agrees that a material consideration to Lessor to enter into this Lease is Lessee's agreement to spend at least $200,000 on improvements to the Premises that will constitute fixtures permanently attached to the Premises and which shall be and remain the sole property of Lessor ("Lessee's Contribution"). Any improvements costing in excess of the amount of the aggregate of the Tenant Improvement Allowance and the Lessee's Contribution shall be Lessor's sole property unless the same constitute Trade Fixtures which Lessor and Lessee agree to include on the Equipment List (as defined below) during the process of approving the plans and specifications for

Lessee's work. Lessee agrees to accept the Premises "As-Is, Where-Is" and that all improvement costs in excess of the $225,000.00 shall be the responsibility of Lessee. Lessee acknowledges that the parties expect that the cost of Lessee's improvements will exceed the Tenant Improvement Allowance by at least the amount of Lessee's Contribution. Lessee's improvements will include architectural fees, planning fees, permits, all construction work and any work necessary to bring the Building into compliance with any Applicable Laws, including the Americans With Disabilities Act and Title 24 Regulations. Lessee shall be responsible for the proper design and construction of all improvements, including obtaining all necessary permits. Lessee shall submit all preliminary and construction drawings to Lessor for Lessor's review and approval, which approval shall not be unreasonably withheld or delayed. Lessor shall have the right to approve Lessee's contractor for construction of the improvements, which approval shall not be unreasonably withheld or delayed. Lessee shall obtain, or cause its contractor to obtain, payment and performance bonds reasonably acceptable to Lessor. Lessee shall be required to comply with all Applicable Laws and shall be subject to and required to comply with the provisions to the Lease, including
Section 7.3, in connection with the construction of the improvements. During the period of Early Possession, Lessee may proceed with construction of the improvements subject to the provisions of this Lease. Lessee agrees to diligently proceed with and complete such improvements as soon as practicable and in a good and workmanlike manner. Lessee's improvements shall be deemed to be "Substantially Complete" when the Premises are sufficiently complete to obtain a temporary certificate of occupancy (or its functional equivalent) from the City of San Diego. Lessee shall submit to Lessor promptly after Substantial Completion of Lessee's improvements invoices and other reasonable evidence of such costs. Lessor shall reimburse Lessee for such costs, up to $225,000, within thirty (30) days after delivery of such invoices and other evidence.

         7. Condition. Paragraphs 2.2 and 2.3 of the Lease are hereby deleted in their entirety. Lessor shall deliver the Premises to Lessee clean and free of debris and all Hazardous Materials (as defined below), other than Hazardous Materials present on the Premises in compliance with Applicable Laws, on the Commencement Date and warrants to Lessee that the existing heating, ventilation and air conditioning systems, other than those constructed by Lessee, shall be in good working order on the Commencement Date and for a period of sixty (60) days after the Commencement Date. If a non-compliance with said warranty exists as of the Commencement Date or during such sixty (60) day period, Lessor shall, except as otherwise provided in this Lease, promptly after receipt of written notice from Lessee setting forth with specificity the nature and extent of such non-compliance, rectify the same at Lessor's expense. If Lessee does not give Lessor written notice of a non-compliance with this warranty within sixty (60) days after the Commencement Date, correction of that non-compliance shall be the obligation of Lessee at Lessee's sole cost and expense. From and after the date that is sixty (60) days after the Commencement Date, Lessee shall be solely responsible for maintenance of the heating, ventilation and air conditioning system and shall keep in effect a maintenance contract with a contractor reasonably acceptable to Lessor.

         8. As Is. Notwithstanding anything to the contrary contained herein, Lessee shall accept the Premises in its "as-is, where-is" condition, and Lessor shall have no obligation to remedy any matters affecting the Premises, including any latent or patent defects except as specifically provided in Section 6 above or in Section 7.2 of the Lease. In addition, Lessor shall have no obligation to comply with any present or future Applicable Laws affecting the Premises. The parties intend that Lessee shall be fully responsible for all costs to comply with any existing and future Applicable Laws affecting the Premises, including the cost of any repairs and alterations to the Premises necessary to comply with such Applicable Laws. The parties have expressly negotiated this provision and have agreed to allocate the cost to comply with Applicable Laws as provided herein based on the rental rates and other consideration given to Lessee under the terms of this Lease. Lessee acknowledges that Lessor would have demanded a higher rental rate absent Lessee's agreement to assume these obligations. Lessor and Lessee agree that Lessee's obligation to make such repair and alterations shall apply regardless of whether the repairs or alterations to the Premises are structural or non-structural in nature. Lessee acknowledges that efforts to comply with Applicable Laws may interfere with its quiet enjoyment of the Premises. Nevertheless, Lessee agrees to accept any such interference and that such interference shall not excuse its obligations to comply with Applicable Laws hereunder. The parties intend that Lessee shall be responsible for all future Applicable Laws, whether or not presently foreseeable. Without in any way limiting Lessee's obligations, the parties intend that Lessee shall be responsible for all costs to comply with Applicable Laws relating to the Americans With Disabilities Act, Hazardous Materials (except as expressly provided in Section 6.2(o) of the Lease as amended by this Addendum), earthquake retrofitting, fire safety and similar requirements.

         9. Default; Remedies. Paragraph 13.1(b) is modified to change the notice period therein from "three (3) days" to "three (3) business days." The worth at the time of the award of the amounts referred to in Paragraphs 13.2(a)(i) and (ii) of the Lease shall be computed by allowing interest thereon at the rate of 14% per annum. Lessor has the remedy described in California Civil Code Section 1951.4 (Lessor may continue the Lease in effect after Lessee's breach and abandonment and recover rent as it becomes due, if Lessee has the right to sublet or assign, subject only to reasonable limitations).

         10. Parking. The Building shall have a minimum of three (3) parking spaces per 1,000 square feet of rentable area within the Building. Lessee and its employees and invitees shall have the right to use thirty-three (33) parking spaces on an unreserved basis in common with other occupants of the Building and their employees and invitees, subject to reasonable parking rules and regulations that may be adopted by Lessor from time to time. Notwithstanding
Section 2.6(b) of the Lease, Lessor shall only have the right to remove or tow away vehicles if Lessor gives Lessee reasonable prior written notice, except that no notice shall be required in the event of an emergency or the second or any subsequent violation by the same vehicle if such written notice of a prior violation by such vehicle was given.

         11. Options to Extend. Subject to the terms and conditions set forth herein, Lessor hereby grants to Lessee two (2) options ("Options") to extend the Original Term of the Lease for a period of five (5) years each (the "Extensions"). Lessee may exercise an Option by delivering written notice of exercise to Lessor at least six (6) months prior to the expiration of the Original Term or the prior Extension, if applicable. If Lessee exercises an Option in accordance with this provision, the terms and conditions applicable to such Extension shall be the same as those applicable during the Original Term, except that Lessee shall not be entitled to a tenant improvement allowance and the Base Rent shall be increased to an amount equal to the then prevailing market rental rate for comparable space within comparable buildings located in the vicinity of the Building.

         11.1 Market Rate. The term "prevailing market rate" shall mean the prevailing market rate on the commencement date of the applicable Extension (i) for leases for a comparable term to the Extension of comparable space within the Building or (ii) if no such comparable leases have been entered into during the prior twelve (12) months, for leases for a term equal to the term of the Extension of comparable space within similar buildings within the City of San Diego Scientific Research Zoning Ordinance, entered into during the preceding twelve (12) months, in either case giving appropriate consideration to rental rates per rentable square foot, rental escalations, rental abatements, tenant improvement allowances and other terms that would directly affect the economic terms of a lease. Lessor and Lessee shall commence negotiation of the prevailing market rate within ten (10) days after Lessee delivers a written notice to Lessor of its exercise of an Option. If Lessor and Lessee do not agree, after good faith negotiations, within thirty (30) days, then each party shall submit to the other a proposal containing the prevailing market rate the submitting party believes to be correct ("Extension Proposal"). If either party fails to timely submit an Extension Proposal, the other party's submitted proposal shall determine the Base Rent for the Extension.

         11.2 Arbitration. If both parties submit Extension Proposals, then Lessor and Lessee shall meet within seven (7) days after delivery of the last Extension Proposal and make a good faith attempt to mutually appoint a certified MAI real estate appraiser who shall have been active full-time over the previous ten (10) years in the appraisal of comparable properties located in the San Diego area. If Lessor and Lessee are unable to agree upon a single appraiser, then each shall, within ten (10) days after the meeting, select an appraiser that meets the foregoing qualifications. The two (2) appraisers so appointed shall, within five (5) days after their appointment, appoint a third appraiser meeting the foregoing qualifications. The determination of the appraiser(s) shall be limited solely to the issue of whether Lessor's or Lessee's Extension Proposal most closely approximates the prevailing market rate. The decision of the single appraiser or of the appraiser(s) shall be made within thirty (30) days after the appointment of a single appraiser or the third appraiser, as applicable. The appraiser(s) shall have no authority to create an independent structure of prevailing market rate or prescribe or change any or several of the components or the structure of the prevailing market rate; the sole decision to be made shall be which of the parties' Extension Proposals shall determine the prevailing market rate for the Extension. The decision of the single appraiser or majority of the three (3) appraisers shall be final and binding upon the parties. If either party fails to appoint an appraiser within the time period specified above, the appraiser appointed by one of them shall reach a decision which shall be binding upon Lessor and Lessee. The cost of the appraisals shall be paid equally by Lessor and Lessee. If the prevailing market rate is not determined by the first day of the Extension, then Lessee shall pay Lessor Base Rent in an amount equal to the Base Rent in effect immediately prior to the Extension until such determination is made.

After the determination of the prevailing market rate, the parties shall make any necessary adjustments to such payments made by Lessee.

         11.3 Exercise. If Lessee does not exercise an Option in accordance with the terms hereof, such Option and any succeeding Option shall lapse, and Lessee shall have no further right to extend the term of this Lease. At the election of Lessor, any exercise of an Option by Lessee shall be void if Lessee is in default of any of the terms and conditions of this Lease beyond any applicable notice and cure period at the time of exercise or at any time prior to commencement of the applicable Extension.

         12. Monument Sign. Lessee shall have a non-exclusive right to erect a monument sign for Lessee's exclusive use in connection with Lessee's business in the Building, at Lessee's sole cost and expense. The size and type of monument sign shall be subject to Lessor's reasonable approval, and such sign shall comply with all applicable laws, codes, rules and regulations and any existing covenants, conditions and restrictions affecting the Building.

         13. Security Deposit. In addition to payment of the Base Rent for the first month upon execution of the Lease, Lessee shall deliver to Lessor an irrevocable standby letter of credit (the "Letter of Credit") which shall (i) be issued by a federal or state chartered bank or other financial institution (the "Issuer") acceptable to Lessor; (ii) be subject to draws payable at an office of Issuer located in San Diego, California; (iii) assure payment in the "Stated Amount" equal to the monthly Base Rent multiplied by four (4) months; (iv) name Lessor as beneficiary; (v) have a term ending at least one (l) year after its date of issuance; (vi) be payable in sight drafts accompanied only by Lessor's statement that it is entitled to the amount drawn in accordance with this agreement (without any reference to the requirement of prior notice to or the consent of Lessee); (vii) allow partial drawings; and (viii) be subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision, International Chamber of Commerce Publication No. 500). Provided that Lessee has timely paid all Base Rent and additional rent and has performed all of its obligations in accordance with the Lease, the Stated Amount of the Letter of Credit shall be reduced to (a) an amount equal to the monthly Base Rent multiplied by three (3) months as of the first day of the fourth year of the term of this Lease and (b) to an amount equal to the monthly Base Rent multiplied by two (2) months as of the first day of the fifth year of the term of the Lease. The Letter of Credit shall be renewed annually, at least thirty
(30) days prior to its expiration, for successive one year terms, until thirty
(30) days after expiration of the Lease Term. Lessor, or any person designated by Lessor, may draw upon the Letter of Credit if Lessee has not paid any installment of rent due hereunder or fails to perform any other obligation of Lessee under this Lease. If Lessee does not deliver to Lessor a renewal or satisfactory replacement of the Letter of Credit within thirty (30) days prior to its expiration date, Lessee shall be in default under this Lease and Lessor shall have the right to draw upon the full amount of the Letter of Credit.

         14. Permitted Use. 6.1(a) of the Lease is hereby modified to add the following provision at the end thereof:

                  ". . .; provided, however, that none of the foregoing restrictions shall prevent Lessee from maintaining a vivarium in the Premises in accordance with standard practices for such uses and Applicable Requirements (as hereinafter defined)."

         15. Hazardous Substances. Paragraph 6.2 of the Lease is hereby deleted in its entirety and replaced with the follow:

         6.2      Hazardous Materials.

                  a. Hazardous Materials. The term "Hazardous Material(s)" shall mean any toxic or hazardous substance, material or waste or any pollutant or contaminant or infectious or radioactive material, including but not limited to those substances, materials or wastes regulated now or in the future under any Hazardous Materials Laws and any and all of those substances included within the definitions of "hazardous substances," "hazardous materials," "hazardous waste," "hazardous chemical substance or mixture," "imminently hazardous chemical substance or mixture," "toxic substances," "hazardous air pollutant," "toxic pollutant," or "solid waste" in the Hazardous Materials Laws. Hazardous Materials shall also mean any and all other similar terms defined in other federal, state and local laws, statutes, regulations, orders or rules, and materials and wastes which are, or in the future become, regulated under applicable local, state or federal law for the protection of health or the environment, or which are classified as hazardous or toxic substances, materials or wastes, pollutants or contaminants, as defined, listed or regulated by any federal, state or local law, regulation or order or by common law decision, including, without limitation, (i) trichloroethylene, tetrachloroethylene, perchloroethylene and other chlorinated solvents, (ii) oil or any petroleum products or fractions thereof, (iii) asbestos, (iv) polychlorinated biphenyls,
(v) flammable explosives, (vi) urea formaldehyde and (vii) radioactive materials and waste, and (viii) infectious waste.

                  b. Hazardous Materials Laws. The term "Hazardous Materials Law(s)" shall mean any federal, state or local laws, ordinances, codes, statutes, regulations, administrative rules, policies and orders, and other authority, existing now or in the future, which classify, regulate, list or define hazardous substances, materials, wastes contaminants, pollutants and/or the Hazardous Materials, including without limitation the following statutes and regulations, and any other legal authority, regulations, or policies relating to or implementing such statutes and regulations:

                    i. Federal. Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA" or "Superfund"), as amended by the Superfund Amendments and Reauthorization Act of 1986 ("SARA"), 42 U.S.C. ss. 9601 et seq.; Resource Conservation and Recovery Act of 1976 ("RCRA"), 42 U.S.C. ss. 6901 et seq.; Clean Water Act ("CWA"), 33 U.S.C. ss. 1251 et seq.; Clean Air Act ("CAA"), 42 U.S.C. ss. 78401 et seq.; Toxic Substances Control Act ("TSCA"), 15 U.S.C. ss. 2601 et seq.; The Refuse Act of 1899, 33 U.S.C. ss. 407; Occupational Safety and Health Act ("OSHA"), 29 U.S.C. ss. 651 et seq.; Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq.; United States Department of Transportation Table (49 CFR 172.101 and amendments thereto) and the Environmental Protection Agency Table (40 CFR Part 302 and amendments thereto);

                    ii. California. Carpenter-Presley-Tanner Hazardous Substance Account Act ("California Superfund"), Cal. Health & Safety Code ss. 25300 et seq.; California Hazardous Waste Control Act, Cal. Health & Safety Code Sections 25100 et seq.; Porter-Cologne Water Quality Control Act ("Porter-Cologne Act"), Cal. Water Code ss. 13000 et seq.; Hazardous Waste Disposal Land Use Law, Cal. Health & Safety Code ss. 25220 et seq.; Safe Drinking Water and Toxic Enforcement Act of 1986 ("Proposition 65"), Cal. Health & Safety Code ss. 25249.5 et seq.; Hazardous Substances Underground Storage Tank Law, Cal. Health & Safety Code ss. 25280 et seq.; California Hazardous Substance Act, Cal. Health & Safety Code ss. 28740 et seq.; Air Resources Law, Cal. Health & Safety Code ss. 39000 et seq.; Hazardous Materials Release Response Plans and Inventory, Cal. Health & Safety Code ss.ss. 25500-25541; Toxic Pits Cleanup Act of 1984 ("TCPA"), Cal. Health & Safety Code ss.ss. 25208-25208.17;

                    iii. Other Laws and Regulations. All other regulations promulgated pursuant to said foregoing laws or any amendments or replacement thereof, provided such amendments or replacements shall in no way limit the original scope and/or definition of Hazardous Materials defined herein as of the execution date of this Lease.

                  c. Compliance with Hazardous Materials Laws. Lessee covenants not to cause or permit any Hazardous Materials to be brought upon, kept, stored or used in or about the Premises or the Building without the prior written consent of Lessor, which consent shall not be unreasonably withheld or delayed, except that Lessee, in connection with its Permitted Use of the Premises, may keep, store and use materials that constitute Hazardous Materials which are customary for such Permitted Use, provided such Hazardous Materials are kept, stored and used in quantities which are customary for such Permitted Use and are kept, stored and used in full compliance with all requirements of this Paragraph
6.2. Lessee shall not cause or permit any Hazardous Materials to be brought upon, kept, generated, disposed or used in connection with the Premises or by Lessee, its agents, employees, contractors or invitees in a manner or for a purpose prohibited by or which could result in liability under any applicable law, regulation, rule or ordinance, including, without limitation, the Hazardous Materials Laws. Lessee shall, at its own expense, at all times and in all respects comply with all Hazardous Materials Laws relating to the industrial hygiene, environmental protection or the use, analysis, generation, manufacture, storage, presence, disposal or transportation of any Hazardous Materials caused or permitted by Lessee or its agents, employees, contractors or invitees to be brought upon, kept, stored, released, or used on, under or about the Premises. Lessee shall, at its own expense, procure, maintain in effect and comply with all conditions of any and all permits, licenses and other governmental and regulatory approvals relating to the presence of Hazardous Materials caused or permitted by Lessee or its agents, employees, contractors or invitees to be brought upon, kept, stored, released, or used on, under or about the Premises within, on, under or about the Premises or required for Lessee's use of the Premises, Lessee shall cause any and all

Hazardous Materials caused or permitted by Lessee or its agents, employees contractors or invitees to be brought upon, kept, stored, released, or used on, under or about the Premises to be removed from the Premises and transported in accordance with and in compliance with all Hazardous Materials Laws. Lessee shall in all respects, handle, treat, deal with and manage any and all Hazardous Materials in, on, under or about the Premises in complete conformity with all applicable Hazardous Materials Laws and prudent industry practices of the biotechnology industry regarding the management of such Hazardous Materials. Upon expiration or earlier termination of this Lease, Lessee shall at its own expense, cause all Hazardous Materials (to the extent such Hazardous Materials are generated, stored, released or disposed of during the Term of this Lease by Lessee, to be removed from the Premises and transported for use, storage or disposal in accordance and in compliance with all applicable Hazardous Materials Laws. Lessee shall not take any remedial action in response to the presence of any Hazardous Materials in, on, about or under the Premises or the Building, nor enter into any settlement agreement, consent, decree or other compromise in respect to any claims relating to any way connected with the Premises or the Building without first notifying Lessor of Lessee's intention to do so and affording Lessor ample opportunity to appear, intervene or otherwise appropriately assert and protect Lessor's interest with respect thereto. Lessee agrees that it shall not (A) operate on or about the Premises any facility required to be permitted or licensed as a hazardous waste facility or for which interim status as such is required, nor (B) conduct any other activities on or about the Premises that could result in the Property being deemed to be a "hazardous waste facility" (including, but not limited to, any storage or treatment of Hazardous Materials wastes which could have such a result).

                  d. Notice of Actions. Lessee shall immediately notify Lessor in writing of (a) any enforcement, clean-up, removal or other governmental or regulatory action instituted, completed or threatened pursuant to any Hazardous Materials Laws; (b) any claim made or threatened by any person against Lessor, or the Premises, relating to damage, contribution, cost recovery, compensation, loss or injury resulting from or claimed to result from any Hazardous Materials; and (c) any reports made to any environmental agency arising out of or in connection with any Hazardous Materials in, on or about the Premises or with respect to any Hazardous Materials removed from the Premises, including, any complaints, notices, warnings, reports or asserted violations in connection therewith. Lessee shall also provide to Lessor, as promptly as possible, and in any event within five (5) business days after Lessee first receives or sends the same, with copies of all claims, reports, complaints, notices, warnings or asserted violations relating in any way to the Premises or Lessee's use thereof. Lessor shall give notice to Lessee of any matters described above in this Subparagraph (d) which may affect the Premises or Lessee. All manifests for the transportation and/or disposal of Hazardous Materials shall list the Lessee or its agent as a responsible party and in no way shall attribute responsibility for any such Hazardous Materials to Lessor.

                  e. Disclosure and Warning Obligations. Lessee shall also comply with all laws, ordinances and regulations regarding the disclosure of the presence or danger of Hazardous Materials. Lessee acknowledges and agrees that all reporting and warning obligations required under the Hazardous Materials Laws are the sole responsibility of Lessee, whether or not such Hazardous

Materials Laws permit or require Lessor to provide such reporting or warnings, and Lessee shall be solely responsible for complying with Hazardous Materials Laws regarding the disclosure of, the presence or danger of Hazardous Materials, including, without limitation, all notices or other requirements under California Health and Safety Code Section 25915 et seq., and 25249.5 et seq. and California Code of Regulations Section 12000 et seq.

                  f. Indemnification. Lessee shall indemnify, defend (with counsel reasonably acceptable to Lessor), protect and hold Lessor and each of Lessor's officers, directors, partners, employees, agents, attorneys, successors and assigns (collectively "Indemnitees") free and harmless from and against any and all claims, liabilities, damages, costs, penalties, forfeitures, losses (including diminution in value of the Building and lost rents) or expenses (including attorneys' fees) for death or injury to any person or damage to any property whatsoever (including water tables and atmosphere) ("Claims") arising or resulting in whole or in part, directly or indirectly, from (i) Lessee's violation of any of the provisions of this Paragraph 6.2 or (ii) the presence, use, generation, release or discharge of Hazardous Materials, in, on, under, upon or from the Premises or the Building or from the transportation or disposal of Hazardous Materials to or from the Premises by or on behalf of Lessee, whether discovered prior to or after the expiration or earlier termination of this Lease. Lessee's obligations hereunder shall include, without limitation, and whether foreseeable or unforeseeable, all costs of any required or necessary repairs, clean-up or detoxification or decontamination of the Premises or the Building, and the presence and implementation of any closure, remedial action or other required plans in connection therewith, and shall survive the expiration of or early termination of the term of this Lease, and any costs and fees incurred in the enforcement of the indemnity action.

                  g. Environmental Audits. Upon request by Lessor during the term of this Lease, prior to the exercise of any renewal term and/or prior to vacating any portion of the Premises, Lessee shall undertake and submit to Lessor an environmental audit from an environmental company reasonably acceptable to Lessor which audit shall evidence Lessee's compliance with this Paragraph 6.2. If the audit confirms the presence of Hazardous Materials in the soil or surface or the groundwater, or likelihood thereof, Lessor shall have the right to require Lessee to immediately commence all necessary remediation, abatement, removal and cleanup actions to return the Premises and any other property of whatever nature to their condition existing prior to the appearance of Hazardous Materials. Any plan of remediation, abatement, removal and cleanup shall be subject to the prior approval of Lessor, in its sole discretion. Lessee shall not disclose to any third parties any information regarding any Hazardous Materials surveys, studies, reports or inspections, relating to the Premises without obtaining Lessor's advance written consent, and shall promptly provide to Lessor copies of all such surveys, studies, reports or inspections.

                  h. Delivery of Documents. If applicable, Lessee shall provide Lessor in writing the following information and/or documentation at the commencement of this Lease and within sixty (60) days of any change in or addition to the required information and/or documentation, (provided, however, that in the case of the materials described in subparagraphs (a), (b), (c) and
(e) below, Lessee shall not be required to deliver copies of such materials to Lessor but shall maintain copies of such materials to such extent and for such periods as may be required by applicable law and shall permit Lessor or its representatives to inspect such materials during normal business hours at any time and from time to time upon reasonable notice to Lessee):

                    (a) A list of all Hazardous Materials that Lessee receives, uses, handles, generates, transports, stores, treats or disposes of from time to time in connection with its operations in the Premises.

                    (b) All Material Safety Data Sheets ("MSDS's"), if any, required to be completed with respect to operations of Lessee at the Premises from time to time in accordance with Title 26, California Code of Regulations ss. 8-5194 or 42 U.S.C. ss. 11021, or any amendments thereto, and any Hazardous Materials Inventory Sheets that detail the MSDS's.

                    (c) All hazardous waste manifests (as defined in Title 26, California Code of Regulations ss. 22-66481), if any, that Lessee is required to complete from time to time in connection with its operations at the Premises.

                    (d) A copy of any Hazardous Materials Management Plan required from time to time with respect to Lessee's operations at the Premises. pursuant to California Health & Safety Code ss.ss. 25500 et seq., and any regulations promulgated thereunder, as amended.

                    (e) Copies of any Contingency Plans and Emergency Procedures required of Lessee from time to time due to its operations in accordance with Title 26, California Code of Regulations ss.ss. 22-67140 et seq., and any amendments thereto, and copies of any Training Programs and Records required under Title 26, California Code of Regulations, ss. 22-67105, and any amendments thereto.

                    (f) Copies of any biennial reports required to be furnished to the California Department of Health Services from time to time relating to Hazardous Materials, pursuant to Title 26, California Code of Regulations, ss. 22-66493, and any amendments thereto.

                    (g) Copies of all industrial wastewater discharge permits issued to or held by Lessee from time to time in connection with its operations on the Premises.

                    (h) Copies of any other lists or inventories of Hazardous Materials on or about the Premises that Lessee is otherwise required to prepare and file from time to time with any governmental or regulatory authority.

                  i. Radioactive Materials. Lessee shall secure Lessor's prior written approval for any proposed receipt, storage, possession, use, transfer or disposal of "radioactive materials" or radiation," as such materials are defined in Title 26, California Code of Regulations ss. 17-0100, and/or any other materials possessing the characteristics of the materials so defined, which approval Lessor may withhold in its sole and absolute discretion; provided, that such approval shall not be required for any radioactive materials for which Lessee has secured prior written approval of the Nuclear Regulatory Commission and delivered to Lessor a copy of such approval. Lessee, in connection with any such authorized receipt, storage, possession, use, transfer or disposal of radioactive materials or radiation, shall:

                    (a) Comply with all federal, state and local laws, rules, regulations, orders, licenses and permits;

                    (b) Maintain, to such extent and for such periods as may be required by applicable law, and permit Lessor or its representatives to inspect during normal business hours at any time and from time to time upon reasonable notice to Lessee, a list of all radioactive materials or radiation received, stored, possessed, used, transferred or disposed of from time to time, to the extent not already disclosed through delivery of a copy of a Nuclear Regulatory Commission approval with respect thereto as contemplated above; and

                    (c) Maintain, to such extent and for such periods as may be required by applicable law, and permit Lessor or its representatives to inspect during normal business hours at any time and from time to time upon reasonable notice to Lessee, all licenses, registration materials, inspection reports, governmental orders and permits in connection with the receipt, storage, possession, use, transfer or disposal of radioactive materials or radiation from time to time.

                  j. No Duty. Notwithstanding Lessor's rights of inspection and review under this Paragraph (6.2), Lessor shall have no obligation or duty to so inspect or review, and no third party shall be entitled to rely on Lessor to conduct any sort of inspection or review by reason of the provisions of this Paragraph (6.2).

                  k. End of Term. Lessee shall surrender possession of the Property in the good condition, including, without limitation, receiving any clearances and/or certifications verifying compliance with all federal, state and local laws, rules, regulations and orders regarding environmental condition and cleanup. In the event Lessee does not comply with the provisions of this Paragraph 6.2(k) on the expiration or earlier termination of this Lease, Lessee shall be held to the terms of this Lease and required to pay Rent. If Lessee shall vacate the Property after termination of this Lease without having effected such clean up and obtained such clearances and certifications, then Lessor may obtain same at Lessee's cost. Lessor's action in such regard shall not eliminate Lessee's liability to pay for same or to pay Rent as a holdover hereunder.

                  l. Records. Lessee shall maintain at the Premises throughout the term of this Lease and, after termination for expiration of the Lease, at its main office, for such period as may be required by law, but in any event at least seven (7) years beyond the expiration or earlier termination of the Lease, records of all Hazardous Materials used in Lessee's business at the Premises or otherwise brought onto the Premises by Lessee, and all records of employee exposure to laboratory chemicals (and related medical records) to the extent maintained by Lessee or as may be required by applicable OSHA regulations or other Applicable Laws. Lessee or its representatives may from time to time inspect and copy such records.

                  m. Lab Animals. Lessee may keep laboratory animals and plants in areas of the Premises approved by Lessor, provided that Lessee maintains all animal and plant areas in a safe and sanitary condition at all time and shall not permit any waste or unreasonable level of odors outside the animal and plant areas. In addition, Lessee shall fully comply with, and shall not permit any violation of, any Applicable Laws with regard to the keeping of laboratory animals and plants and to animal experiments and biohazardous waste. Lessee shall further comply with any reasonable rules and regulations promulgated from time to time by Lessor regarding the use of such animals and/or plants. Lessee shall ensure that the use of Hazardous Materials, animals and/or plants with respect to the Premises does not cause any nuisance or otherwise interfere with the use and enjoyment of remaining portions of the Building by Lessor, other occupants and their employees and invitees.

                  n. Safety. Lessee shall keep the Premises equipped with all safety equipment and appliances, and shall have in effect at the Premises all emergency personnel, procedures, training programs and accident or incident reporting systems as may be required under any Applicable Laws or that are considered good business practices for similar operations. Lessee agrees that it will not interfere with the ability of any other tenant or occupant of the Building to comply with the good manufacturing practices ("GMP") regulations promulgated by the United States Food and Drug Administration ("FDA") which may regulate the operation of such tenants or occupants. Without limiting the foregoing, Lessee shall be obligated to construct additional barriers acceptable to the FDA between the Premises and the premises of any other tenants, at Lessee's sole cost, to eliminate any such adverse effect on the ability to comply with such GMP regulations. Lessee shall prevent any animal infestation of other portions of the Building outside of the Premises, all in accordance with any applicable FDA regulations that may apply to other tenants or occupants.

                  o. Lessor Indemnity. Lessor represents that, to Lessor's actual knowledge, without duty of inquiry or investigation, except as set forth in the Phase I environmental assessment of the Premises dated January 6, 1997, prepared by Property Solutions, Inc. and previously provided to Lessee (the "Phase I"), as of the Commencement Date it is unaware of any Hazardous Materials present in, on, or under the Building in violation of Hazardous Materials Laws except as disclosed by the Phase I. Lessor agrees to indemnify, defend and hold Lessee harmless from and against any and all claims, damages, fines, judgments, penalties, costs, liabilities or losses and expenses (including reasonable attorneys' fees and consultant and expert fees) arising from or relating to Hazardous Materials present within, on or under the Premises in violation of applicable laws prior to the Commencement Date, excluding, however, any Hazardous Materials brought onto the Premises by Lessee or any of its agents, employees, invitees or contractors. Paragraph
9.7 of the Lease is hereby deleted. Except as provided in this Subparagraph o, Lessor shall have no obligations with respect to any Hazardous Materials which may at any time be present on, under, in or adjacent to the Premises or the Building.

         16. Maintenance Obligations. The last sentence of Paragraph 7.1(b) is hereby deleted. If Lessor fails to perform Lessor's obligations under
Section 7.2 of the Lease and Lessor does not commence such performance within ten (10) business days after Lessee provides Lessor with written notice of such failure, and if such failure materially interferes with Lessee's use of the Premises, Lessee may perform such obligations on Lessor's behalf, and if Lessee so elects, Lessor shall reimburse Lessee, within twenty (20) days after demand, for the reasonable costs thereof (and any reasonable costs and fees associated with Lessee's collection of such costs).

         17. Utility Installations, Trade Fixtures, Alterations. Lessor's consent to any Alterations or Utility Installations pursuant to Section 7.3(a) of the Lease shall not be unreasonably withheld. The last sentence of
Section 7.3(a) of the Lease is modified to change the amount of $2,500 to $10,000. Similarly, the dollar amount stated in the last sentence of Section 7.3(b) of the Lease is hereby changed from $2,500 to $10,000.

         The last sentence of Section 7.3(c) is modified such that Lessee shall only be required to pay Lessor's reasonable attorneys' fees and costs. The term Utility Installations shall not include any laboratory equipment, otherwise included in "Trade Fixtures," notwithstanding the description contained in Section 7.3(a). For example, fume hoods shall be considered to be Trade Fixtures and are not "ventilating equipment."

         The term "Trade Fixtures" shall also mean (i) Lessee's lab benches, safety lockers, signs, and laboratory animal enclosures, and (ii) anything else affixed to the Premises by Lessee at its expense for purposes of trade, manufacture, ornament or domestic use (except replacement of similar work or material originally installed by Lessor) which can be removed without material injury to the Premises unless such thing has, by the manner in which it is affixed, become an integral part of the Premises. Any Trade Fixtures purchased by Lessee and installed in the Premises, which Lessee intends to remove from the Premises upon the expiration or earlier termination of this Lease, shall be separately identified on a list ("Equipment List") to be agreed upon as part of Lessor's approval of Lessee's plans and specifications. The Trade Fixtures on the Equipment List shall be and remain the sole property of Lessee and Lessor hereby waives any rights which Lessor may claim to have in and to Lessee's personal property and the Trade Fixtures on the Equipment List, no matter how arising, including all rights of levy or distraint for rent. Notwithstanding anything to the contrary set forth above, Trade Fixtures shall not include any improvements or other items paid for with the Tenant Improvement Allowance or Lessee's Contribution, as all such improvements shall be and remain the sole property of Lessor.

         Notwithstanding anything to the contrary contained in Section 7.4 of the Lease, Lessee shall not be obligated to remove any Alterations or Utility Installations from the Premises, and such Alterations and Utility Installations shall remain in the Premises and become the property of Lessor upon expiration or earlier termination of the Lease, unless Lessor notifies Lessee in writing at the time Lessor consents to such Alteration or Utility Installation (if Lessee obtains such consent) that Lessee will be required to remove such Alteration or Utility Installation upon expiration or earlier termination of the Lease.

         18. Insurance. Lessee's deductible under Paragraph 8.4 of the Lease may be up to $10,000 per occurrence. If Lessor elects to obtain earthquake insurance with respect to the Building, such insurance shall be written with such commercially reasonable premiums as are maintained by or available to prudent owners of similar projects in the San Diego metropolitan area. The insurance maintained by Lessor on the Building shall include reasonable deductibles as are maintained by prudent owners of similar projects in the San Diego metropolitan area; provided, however, that Lessee's liability for any deductible in connection with any insured casualty shall not exceed an amount equal to Lessee's Share of the deductible; provided, however, that if the damage or destruction is the result of the negligence or willful misconduct of Lessee or its agents, employees, contractors or invitees, Lessee shall be liable for the entire amount of the deductible.

         19. Indemnity and Exemption of Lessor from Liability. Section 8.7 of the Lease is amended to delete the words "except for Lessor's negligence and/or breach of express warranties," with the following: "Except for Lessor's gross negligence or willful misconduct and/or breach of its express obligations under this Lease,...." The following language is hereby added to the beginning of Section 8.8 of the Lease: "Except for Lessor's gross negligence, willful misconduct and/or breach of its express obligations under this Lease,...."

         20. Damage or Destruction. Lessor shall use commercial reasonable efforts to provide Lessee with a written statement containing Lessor's estimate of the repair period as soon as practical, but no later than sixty
(60) days after the date of the damage or destruction. Paragraph 9.5 of the Lease is modified to provide that either Lessor or Lessee may terminate the Lease under the circumstances described therein. Paragraph 9.6(a) is modified to add at the end thereof the following: "except to the extent caused by Lessor's gross negligence, willful misconduct and/or breach of its express obligations under this Lease." If Lessor reasonably determines that repairs pursuant to Section 9 of the Lease will require more than one hundred eighty
(180) days to complete, or if repairs are not substantially completed within one hundred eighty (180) days following the commencement thereof, Lessee may, at its option, terminate this Lease by delivering prior written notice to Lessor no later than ten (10) days after Lessor notifies Lessee that such repairs will require more than one hundred eighty (180) days to complete or ten (10) days after such one hundred eighty (180) day period has elapsed without the repairs being completed. This Lease shall terminate thirty (30) days after timely delivery of such notice by Lessee provided that if Lessor completes the repairs within such thirty (30) day period, the Lease shall remain in full force and effect.

         21. Real Property Taxes. Notwithstanding Section 10 of the Lease, Real Property Taxes shall not include: (a) any item to the extent otherwise included in Operating Expenses; (b) any environmental assessments, charges or liens arising in connection with the remediation of Hazardous Materials present within the Building on the Commencement Date and pursuant to Hazardous Materials Laws in effect on or before the Commencement Date of this Lease; (c) costs or fees other than reassessments (which shall be included in Real Property Taxes) payable to public authorities in connection with any future construction, renovation and/or improvements to the Building, including fees for transit, housing, schools, open space, child care, arts programs, traffic mitigation measures, environmental impact reports, traffic studies, and transportation system management plans required solely as a result of such future construction, renovation or improvements and that would not otherwise be applicable to the Building, (d) reserves for future Real Property (e) any personal property taxes attributable to sculptures, paintings or other objects of art, (f) inheritance, estate or franchise taxes imposed upon or assessed against Lessor, or (g) taxes on the net income of the Lessor. If a reduction in Real Property Taxes is obtained for any year of the Term which Lessee paid Lessee's Share of Real Property Taxes, then Common Area Operating Expenses for such year shall be retroactively adjusted and Lessor shall provide Lessee with a credit against Lessee's next due obligations for Lessee's Share of Common Area Operating Expenses or, if none, refund such amount to Lessee within thirty (30) days based on such adjustment.

         22. Lessor's Liability. Notwithstanding Section 17 of the Lease, a Lessor whose interest in this Lease or the Premises is foreclosed by a foreclosure of a deed of trust shall not be relieved of liability unless the holder of the deed of trust has provided a non-disturbance agreement in favor of Lessee pursuant to Section 30 of the Lease or the party who acquires the Lessor's interest otherwise agrees to recognize Lessee's right to possession under the Lease and not to disturb Lessee's possession hereunder so long as Lessee is not in default hereunder.

         23. Transfer to Affiliate Permitted. Any provision in the Lease to the contrary notwithstanding, Lessor's consent shall not be required for an assignment or subletting to: (a) any entity who controls, is controlled by or is under common control with Lessee; (b) any successor corporation resulting from merger, consolidation, or non-bankruptcy reorganization (provided that Lessee's net worth and ability to perform its obligations under the Lease are not reduced, and the occupancy density of the Premises is not materially increased, as a result of such merger, consolidation or reorganization); or
(c) to any person or legal entity having a consolidated tangible net worth of at least $15,000,000 (provided that Lessee's net worth and ability to perform its obligations under the Lease are not reduced, and the occupancy density of the Premises is not materially increased, as a result of such acquisition), which acquires all the assets of Lessee as a going concern of the business being conducted on the Premises (each of the foregoing is hereinafter referred to as a "Lessee Affiliate"); provided that before such assignment shall be effective, (a) said Lessee Affiliate shall assume, in full, the obligations of Lessee under this Lease pursuant to an assignment and assumption agreement in favor of, and reasonably satisfactory to, Lessor, (b) Lessor shall be given written notice of such assignment and assumption and
(c) the use of the Premises by the Lessee Affiliate shall be for the Permitted Uses only. For purposes of this paragraph, the term "control" means ownership, directly or indirectly, of more than 50% of the voting ownership interests in Lessee. For purposes of this Lease, the sale or transfer of less than 50% (on a cumulative basis throughout the Lease term) of Lessee's capital stock and any sale of capital stock through a public stock exchange, shall not be deemed an assignment, subletting or other transfer or encumbrance of the Lease of the Premises. In the event of any assignment or sublease by Lessee, Lessee shall pay Lessor upon receipt, as additional rent, fifty percent (50%) of the amount received by Lessee under such assignment or sublease in excess of the rent payable hereunder plus Lessee's reasonable costs of assignment or subletting, provided that the foregoing shall not apply to an assignment or sublease by Lessee to a Lessee Affiliate. Lessee's fee under Section 12.1(e) of the Lease shall not exceed $1,000 per request. Sections 12.2(g) and (h) of the Lease are hereby deleted.

         24. Availability Utilities. Except for Lessor's gross negligence or willful misconduct in performing its obligations with respect to the Building structure or the Common Areas of the Project, Lessor shall not be liable in damages or otherwise for any failure or interruption of any utility service being furnished to the Premises. If any such failure is caused by Lessor's gross negligence or willful misconduct and prevents Lessee from operating its business within the Premises for more than five (5) consecutive business days, Rent after such five (5) business day period shall equitably abate until utilities are restored to the Premises. A failure or interruption not caused by the gross negligence or willful misconduct of Lessor or its employees, agents or contractors that results in material interference with Lessee's use or occupancy of the Premises shall not result in any abatement of Rent except to the extent of Lessee's Share of any proceeds of any rental abatement insurance maintained by Lessor.

         25. Subordination. Section 30.1 of the Lease is modified to provide that, as a condition to any subordination to a Security Device, the holder of such Security Device will provide to Lessee a non-disturbance agreement described in Section 30.3 of the Lease. The form of any nondisturbance agreement to be provided to Lessee pursuant to Section 30.3 of the Lease shall be reasonably acceptable to Lessee.

         26. Lessor's Access. Section 32 of the Lease is modified to provide that, except in cases of emergency, Lessor shall give Lessee twenty-four (24) hours advance notice of any entry upon the Premises and that Lessor may enter the Premises for the purpose of showing the same to prospective lessees only during the last twelve (12) months of the Term of the Lease.

         27. Signs. The last sentence of Section 34 of the Lease is hereby deleted in its entirety.

         28. Options. Section 39.2 of the Lease is modified to provide that the Options to renew the Term of the Lease may be assigned to and exercised by any assignee of Lessee's rights hereunder who is a Lessee Affiliate.
Section 39.4 of the Lease is deleted in its entirety.

LESSOR:                                 LESSEE:

ARE-11025 ROSELLE STREET, LLC, a        COLLATERAL THERAPEUTICS, Inc.,
Delaware limited liability company      a California corporation



By:       /s/ illegible                 By:       /s/ Christopher J. Reinhard
   --------------------------------         ----------------------------------
   Its:                                    Its:  Chief Operating Officer
        ---------------------------             ------------------------------

                                   ALEXANDRIA

[Logo]
                                                          ALEXANDRIA REAL ESTATE
                                                                  EQUITIES, INC.
                                                         11440 W. BERNARDO COURT
                                                 SUITE 170 - SAN DIEGO, CA 92127
                                                               TEL: 619-592-6801
                                                               FAX: 619-592-6814




November 25, 1997
                                                                   Via Facsimile
Christopher J. Reinhard
Chief Operating Officer and Financial Officer
Collateral Therapeutics
9360 Towne Center Drive
San Diego, CA  92121


RE: Standard Industrial/Commercial Multi-Tenant Lease-Modified Net, dated November 24, 1997 ("Lease") by and between Collateral Therapeutics, as lessee ("Lessee") and ARE-11025 Roselle Street, LLC, as lessor ("Lessor") for premises located 11025 Roselle Street, San Diego, California 92121.


Dear Mr. Reinhard:

This letter shall confirm the agreement of Lessor and Lessee that notwithstanding the provisions of paragraph 4 of the Addendum to the above referenced Lease, Lessee's Early Possession period shall not commence until two (2) business days after Lessor has delivered written notice to Lessee that the Premises have been vacated and surrendered by Tiernan Communications, Inc. in the physical condition required by the Lease. The parties hereby acknowledge that the Early Possession period is expected to commence on or about January 15, 1998. Lessor hereby covenants to use commercially reasonable efforts to cause Tiernan Communications, Inc. to vacate the Premises as close as possible to said date, following expiration of its lease under applicable law.

Except as otherwise agreed to by the parties in two (2) written agreements dated concurrently herewith, the Lease shall remain unmodified and in full force and effect, and all of the terms and provisions of the Lease as herein modified, are hereby ratified and reaffirmed by both the Lessor and Lessee. This letter may be executed in as many counterparts as may be deemed necessary and convenient, and by the different parties on separate counterparts, each of which, when so

Christopher J. Reinhard
November 25, 1997
Page Two




executed, shall be deemed an original, but all such counterparts shall constitute one and the same instrument. Any capitalized terms contained in this letter shall have the meaning ascribed to them in the Lease.

Sincerely,                                     ACCEPTED AND AGREED TO AS
                                               OF THE DATE FIRST WRITTEN
ARE-11025 Roselle Street, LLC                  ABOVE:
a Delaware limited liability company
By:    ARE-QRS Corp, a Maryland corporation,   COLLATERAL THERAPEUTICS, INC.
       Managing Member                         a California corporation


By:     /s/ Gary A. Kreitzer
   ------------------------------------
       Gary A. Kreitzer                        By: /s/ Christopher J. Reinhard
Its:   Senior Vice President                      ----------------------------
                                               Name: Christopher J. Reinhard
                                                    --------------------------
                                               Its: COO & CFO
                                                   ---------------------------


cc:    Joel Marcus                                                   GAK:hfg
       Alan Gold

[LOGO]            COLLATERAL
                 THERAPEUTICS

                  9360 Towne Center Drive
                  San Diego, CA  92121
                  Tel: 619.824.6500
                  Fax: 619.587.3518


Mr. Alan Gold
Alexandria Real Estate Equities, Inc., a Maryland corporation
11440 West Bernardo Court, suite 170
San Diego, California 92127                                   November 25, 1997


RE: Lease ARE-11025 Roselle Street, LLC, a Delaware limited liability company ("Lessor") and Collateral Therapeutics, Inc., a California corporation ("Lessee") for Premises Located at 11025 Roselle Street, San Diego, CA 92121 ("Lease"); Removal of Trade Fixtures Upon Lease Termination or Expiration

Dear Alan:

This letter is provided to the Lessor of the above-referenced Lease, which has been negotiated by Lessor and Lessee, and constitutes an additional agreement of the parties with respect to Lessee's rights thereunder. The agreement contained herein is a condition precedent to the effectiveness of the Lease. In the event of any inconsistency between this agreement and the Lease, the terms and conditions of this agreement shall govern and control.

Lessor and Lessee hereby agree that, notwithstanding any provision to the contrary in the Lease or otherwise pursuant to Applicable Laws, the items listed below shall constitute "Trade Fixtures" pursuant to Section 7.3 of the Lease, and in accordance with Paragraph 16 of the Addendum to the Lease, constitute the Trade Fixtures which Lessee may remove from the Premises upon the expiration or earlier termination of the Lease:

         1.    Glass washer
         2.    Glass dryer
         3.    AutoClaves
         4.    Vivarium cages and tables
         5.    Deionized water skid
         6.    Premises telephone systems
         7.    Premises alarm systems
         9.    Biological safety cabinets

[LOGO]

       10. All of the Lessee's laboratory equipment located in the Premises, including, but not limited to, refrigerators, freezers and incubators.

Please indicate your acknowledgement of an agreement to the Lessee's removal of the foregoing Trade Fixtures upon the expiration or earlier termination of the Lease, subject only to the Lessee's compliance with its obligations set forth in Section 7.3 of the Lease regarding the repair of any damages to the Premises caused by the removal thereof.

                                            Very truly yours,


                                            /s/ Christopher J. Reinhard


                                            Christopher J. Reinhard
                                            Chief Operating Officer and
                                            Financial Officer


ACKNOWLEDGED AND AGREED:

ARE-11025 Roselle Street, LLC, a Delaware limited liability company BY ARE-QRS
       CORP, A MD CORP, MANAGING MEMBER


By:  /s/ Alan D. Gold
   ------------------------
Name:  Alan D. Gold
     ----------------------
Title:  President
      ---------------------

[LOGO]            COLLATERAL
                 THERAPEUTICS

                  9360 Towne Center Drive
                  San Diego, CA  92121
                  Tel: 619.824.6500
                  Fax: 619.587.3518

Mr. Alan Gold
Alexandria Real Estate Equities, Inc.
11440 West Bernardo Court, Suite 170
San Diego, California 92127                                   November 25, 1997

ARE-11025 Roselle Street, LLC, a Delaware limited liability company

RE: Standard Industrial/Commercial Multi-Tenant Lease-Modified Net Between Collateral Therapeutics, Inc., a California Corporation ("Lessee"), and ARE-11025 Roselle Street, LLC, a Delaware limited liability company ("Lessor") with respect to the Premises within the Building located at 11025 Roselle Street in San Diego, California (the "Lease")

Dear Alan:

Enclosed please find two (2) originals of the above referenced Lease signed by the Lessee. The effectiveness of the attached Lease signed by Lessee is conditioned upon Lessor satisfying the following conditions precedent, and the Lease shall be void if any of the conditions are not met by December 2, 1997:

      1. Lessor must sign and date the Letter Agreement attached hereto regarding the list of equipment and trade fixtures which may be removed by Lessee upon termination or expiration of the Lease ("Letter Agreement"); and

      2. Lessor must return the fully-executed Lease, Letter Agreement and a signed counterpart of this letter (also executed by Alexandria Real Estate Equities, Inc.
             ("ARE")) by December 2, 1997.

Lessee is also entering into this Lease with the understanding that the proposed Lessor is an affiliate of ARE and that ARE will provide or cause to be provided to ARE-11025 the amount of the Tenant Improvement Allowance described in Section 6 of the Addendum to the Lease.

By signing below, ARE commits to providing or causing to be provided to ARE-11025 the full amount of the Tenant Improvement Allowance to be used in accordance with the Lease, and both ARE and ARE-11025 acknowledge and agree that Collateral Therapeutics, Inc. would not enter into the Lease without such commitment from ARE.

                     [SIGNATURES CONTINUED ON NEXT PAGE]

[LOGO]

Collateral Therapeutics, Inc., a California corporation




/s/ Christopher J. Reinhard                         Date:       11-25-97
----------------------------------                       ----------------------
Signature

By:   Christopher J. Reinhard
Its:  Chief Operating Officer and
      Financial Officer



ACKNOWLEDGED AND AGREED:

Alexandria Real Estate Equities, Inc., a Maryland corporation



 /s/ Alan D. Gold                                    Date:  Dec 4, 1997
----------------------------------                        ---------------------
Signature

By:   Alan D. Gold
   -------------------------------
Its:   President
    ------------------------------



ARE-11025 Roselle Street, LLC, a Delaware limited liability company BY ARE-QRS
      CORP, A MD CORP, MANAGING MEMBER


 /s/ Alan D. Gold                                    Date:  Dec 4, 1997
----------------------------------                        ---------------------
Signature

By:   Alan D. Gold
   -------------------------------
Its:   President
    ------------------------------

[LOGO]       COLLATERAL
            THERAPEUTICS

                  9360 Towne Center Drive
                  San Diego, CA  92121
                  Tel: 619.824.6500
                  Fax: 619.587.3518


Mr. Bob Emri
J.T. Williams, Inc., dba Professors Capital
990 Highland Drive, Suite 320
Solana Beach, California 92075                                  December 3, 1997

RE: Standard Industrial/Commercial Multi-Tenant Lease-Modified Net Between Collateral Therapeutics, Inc. a California corporation ("Lessee"), and ARE-11025 Roselle Street, LLC, a Delaware limited liability company ("Lessor") with respect to the Premises within the Building located at 11025 Roselle Street in San Diego, California (the "Lease")

Dear Bob:

The above-referenced Lease in effective only on the condition that ARE-11025 Roselle Street, LLC ("ARE-11025") or J.T. Williams, Inc., dba Professors Capital ("Professors Capital") sign it by December 8, 1997.

By signing below, Professors Capital represents and warrants that if ARE-11025 Roselle Street, LLC ("ARE-11025") fails to sign the above-referenced Lease and if Alexandria Real Estate Equities, Inc. and ARE fail to satisfy the obligations set forth in the letter attached hereto regarding effectiveness of the Lease by December 8, 1997, Professors Capital will enter into a new lease and the Letter Agreement regarding trade fixtures and equipment which may be removed by Lessee upon termination or expiration of the Lease.

Collateral Therapeutics, Inc., a California corporation



 /s/ Christopher J. Reinhard                                  Date:
--------------------------------------                             -----------
Signature

By:   Christopher J. Reinhard
Its:  Chief Operating Officer and
      Financial Officer

J.T. Williams, Inc., dba Professors Capital



 /s/ Robert Emri                            Date:  12/4/97
-------------------------------------             ----------------
Signature

By:    Robert Emri
   ----------------------------------
Its:   Principal
    ---------------------------------

[LOGO]       COLLATERAL
            THERAPEUTICS

             9360 Towne Center Drive
             San Diego, CA  92121
             Tel: 619.824.6500
             Fax: 619.587.3518


Mr. Alan Gold
Alexandria Real Estate Equities, Inc., a Maryland corporation
11440 West Bernardo Court, suite 170
San Diego, California 92127                                    December 4, 1997


RE: Lease between ARE-11025 Roselle Street, LLC ("ARE-11025"), a Delaware limited liability company ("Lessor") and Collateral Therapeutics, Inc., a California corporation ("Lessee") for Premises Located at 11025 Roselle Street, San Diego, CA 92121 ("Lease"); Extension of period to sign the Lease, letter agreement regarding Removal of Trade Fixtures Upon Lease Termination or Expiration, and letter agreement regarding conditions precedent.

Dear Alan:

We hereby extend the period by which the Lease and letter agreements described above must be signed to December 8, 1997

                                    Very truly yours,

                                    /s/ Christopher J. Reinhard

                                    Christopher J. Reinhard
                                    Chief Operating Officer and
                                    Financial Officer